                                  SCHEDULE 14 A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
            PROXY STATEMENT REQUIRED PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement                [ ] Confidential, For Use
                                                   of the Commission
                                                   Only (as permitted
                                                   by Rule 14a-6(e) (2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Materials Pursuant to 14a-11(c) or Rule 14a-12

                                 EUROTECH, LTD.
                                 --------------
                (Name of Registrant as Specified in its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the Appropriate Box)

[X]  No Fee Required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of Each Class of Securities to which transaction applies:

------------------------------------------------------------------------------
         (2) Aggregate number of securities to which transaction applies

------------------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

------------------------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:

------------------------------------------------------------------------------
         (5) Total fee paid:

------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:
------------------------------------------------------------------------------

[ ] Check Box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and date of its filing.

         (1) Amount previously paid:

------------------------------------------------------------------------------
         (2) Form, Schedule or Registration Statement

------------------------------------------------------------------------------
         (3) Filing Party:

------------------------------------------------------------------------------
         (4) Date Filed:

------------------------------------------------------------------------------

                                 EUROTECH, LTD.
                          10306 Eaton Place, Suite 220
                                Fairfax, VA 22030
                            Phone No. (703) 352-4399
                             Fax No. (703) 352-5994

                  NOTICE OF SPECIAL MEETING OF THE SHAREHOLDERS

Dear Shareholder:

         You are cordially invited to attend a Special Meeting of the Shareholders (the "Special Meeting") of Eurotech, Ltd. ("Eurotech") on Thursday, June 20, 2002, at the Best Western Inn, 3535 Chain Bridge Road, Fairfax, Virginia 22030-2703.

         The meeting will begin at 10:00 a.m. local time for the following purposes:

         (i)      to change the name of the Company to Managedcorp Holdings
                  Inc.;

         (ii) to increase the number of authorized shares of Common Stock of the Company;

         (iii) to reincorporate the Company in the State of Delaware (the "Reincorporation");

         (iv) to permit the Company to issue to Woodward, LLC ("Woodward") shares of Common Stock of the Company equal to 20% or more of the Common Stock of the Company outstanding on March 30, 2001;

         (v) to permit the Company to issue to Woodward shares of Common Stock of the Company equal to 20% or more of the Common Stock of the Company outstanding on February 1, 2002;

         (vi) to permit the Company to issue to Jenks and Kirkland, Ltd. ("J&K") shares of Common Stock of the Company equal to 20% or more of the Common Stock of the Company outstanding on February 22, 2002; and

         (vii) to approve, ratify and adopt the 2002 Consolidated Stock Option Plan.

The enclosed Proxy Statement, which we urge you to review carefully, describes each of these proposals in detail. We seek your support for these proposals which we believe will enable our Company to more effectively move forward into commercialization of our technology and development of our business plan and objectives that were presented at our recent annual meeting.

We believe that the proposed new corporate name, Managedcorp Holdings Inc., more accurately reflects the Company's emphasis on a disciplined approach to managing our emerging technology assets. It also better represents to the markets our intention to acquire, integrate and optimize platform companies, which meet our new corporate development strategy of managing a diversified portfolio of autonomous subsidiaries in multiple sectors.

Increasing the number of authorized common shares will give the Company flexibility in growing its business in the future. While there is no specific plan for the issuance of additional shares of Common Stock other than to provide necessary shares to utilize certain financing arrangements, employee and consulting options and warrants which are more fully described below, we believe that the Company should have sufficient authorized shares for issuance in connection with implementation of financings, mergers and acquisitions, employee benefit plans and other proper business purposes.

By changing the Company's state of incorporation from the District of Columbia to Delaware, we will be able to take advantage of a more modern and flexible set of corporate law provisions. We have considered the predictability and flexibility of Delaware law and the efficiency of its judicial process and believe that it is in the best interests of the Company and its shareholders to approve the reincorporation. We also recognize the possibility that choosing to be governed by the corporate law of Delaware, as so many other corporations have done, may further enhance the reputation of the Company.

We also believe that the approval sought to remove the share issuance restrictions on Jenks & Kirkland, Ltd. and Woodward are necessary in light of the Company's financial needs and, in the case of J&K, to provide the Company with capital essential to continue its operation.

Finally, the Company needs to be able to attract and keep talented employees. To this end, we believe that the 2002 Consolidated Stock Option Plan provides the Company with the right vehicle to deliver these equity ownership incentives to employees.

The Board of Directors of your Company unanimously supports each of these proposals and recommends that you vote in favor of each of them.

                                          Todd J. Broms
                                          President and Chief Executive Officer

 -------------------------------------------------------------------------------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 20, 2002
 -------------------------------------------------------------------------------

TO THE SHAREHOLDERS OF EUROTECH, LTD.:

NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders of Eurotech, Ltd. (the "Company") will be held, at the Best Western Inn, 3535 Chain Bridge Road, Fairfax, Virginia 22030-2703. The meeting will begin at 10:00 a.m. local time for the following purposes:

         1. To approve an amendment to the Company's Articles of Incorporation, as amended, to change the name of the Company to Managedcorp Holdings Inc. (passage of this proposal requires the affirmative vote of a majority of the outstanding shares entitled to vote thereon).

         2. To approve an amendment to the Company's Articles of Incorporation, as amended, to increase the number of authorized shares of Common Stock of the Company from 100,000,000 to 300,000,000 (passage of this proposal requires the affirmative vote of a majority of the outstanding shares entitled to vote thereon).

         3. To approve the reincorporation of the Company in the State of Delaware (the "Reincorporation"), to be effected pursuant to an Agreement and Plan of Merger, by and between the Company and Managedcorp Holdings Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (the "Delaware Company") pursuant to which the Company will merge with and into the Delaware Company and the Delaware Company will survive the Merger (passage of this proposal requires the affirmative vote of a majority of the outstanding shares entitled to vote thereon).

         4. Pursuant to the rules, regulations and requirements of the American Stock Exchange (the "Amex"), to approve this proposal which permits the Company to issue to Woodward shares of Common Stock of the Company equal to 20% or more of the Common Stock of the Company outstanding as of March 30, 2001 (passage of this proposal requires the affirmative vote of a majority of the shares represented at the meeting and entitled to vote thereon, but 1,333,333 votes cast by Woodward, if that many votes or more are cast by Woodward, will not be considered for determination of this Proposal).

         5. Pursuant to the rules, regulations and requirements of the Amex, to approve this proposal which permits the Company to issue to Woodward shares of Common Stock of the Company equal to 20% or more of the Common Stock of the Company outstanding as of February 1, 2002 (passage of this proposal requires the affirmative vote of a majority of the shares represented at the meeting and entitled to vote thereon).

         6. Pursuant to the rules, regulations and requirements of the Amex, to approve this proposal which permits the Company to issue to J&K shares of Common Stock of the Company equal to 20% or more of the Common Stock of the Company outstanding as of February 22, 2002 (passage of this proposal requires the affirmative vote of a majority of the shares represented at the meeting and entitled to vote thereon, but any votes cast by J&K will not be considered for determination of this Proposal).

         7. Approve the 2002 Consolidated Stock Option Plan (the "Plan") of the Company (passage of this proposal requires the affirmative vote of a majority of the shares represented at the meeting and entitled to vote thereon).

         8. Such other business as may properly come before the Special Shareholders' Meeting or any adjournment thereof.

The Board of Directors of Eurotech has fixed the close of business on May 8, 2002 as the record date for the determination of Eurotech shareholders entitled to notice and to vote at the Special Meeting. A complete list of Shareholders entitle to vote will be available for inspection at the offices of Eurotech, 10306 Eaton Place, Suite 220, Fairfax, Virginia 22030 for a period of not less than ten days prior to the Special Meeting. Your vote is important. I urge you to either complete, date, sign and return the accompanying proxy card in the provided prepaid envelope or attend the Special Meeting and vote in person.

                                             BY ORDER OF THE BOARD OF DIRECTORS

                                             DR. RANDOLPH A. GRAVES, JR.
                                             CORPORATE SECRETARY

Fairfax, Virginia
May 14, 2002

                                 EUROTECH, LTD.
                          10306 Eaton Place, Suite 220
                                Fairfax, VA 22030

                                 PROXY STATEMENT

                               GENERAL INFORMATION

YOUR VOTE IS VERY IMPORTANT
---------------------------
PLEASE SEND IN YOUR PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS, WHETHER OR NOT YOU PLAN TO ATTEND THIS SPECIAL MEETING OF SHAREHOLDERS IN PERSON. THIS PROXY STATEMENT DESCRIBES THE MATTERS TO BE VOTED ON AND CONTAINS SPECIFIC INSTRUCTIONS TO FACILITATE YOUR VOTING.

Your Board of Directors is soliciting proxies for a Special Meeting of Shareholders of Eurotech, Ltd. to be held on June 20, 2002. We will mail this Proxy Statement on or about May 15, 2002.

SOME QUESTIONS AND ANSWERS

WHAT AM I BEING ASKED TO VOTE ON?
You are being asked to vote on (1) an amendment to the Articles of Incorporation to effectuate a name change to: Managedcorp Holdings Inc.; (2) to further amend the Articles of Incorporation to increase the number of authorized shares of Common Stock from 100,000,000 to 300,000,000, par value $.00025 per share; (3)
to approve an Agreement and Plan of Merger which effectuates the change of the Company's state of incorporation from the District of Columbia to Delaware; (4) a proposal made pursuant to the rules, regulations and requirements of the American Stock Exchange requiring shareholder approval to permit the Company to issue to Woodward, LLC ("Woodward") shares of Common Stock of the Company equal to 20% or more of the Common Stock of the Company outstanding on March 30, 2001;
(5) a proposal made pursuant to the rules, regulations and requirements of the Amex requiring shareholder approval to permit the Company to issue to Woodward shares of Common Stock of the Company equal to 20% or more of the Common Stock of the Company outstanding on February 1, 2002; (6) a proposal made pursuant to the rules, regulations and requirements of the Amex, to obtain shareholder approval to permit the Company to issue to Jenks and Kirkland, Ltd. ("J&K") shares of Common Stock of the Company equal to 20% or more of the Common Stock of the Company outstanding on February 22, 2002; and (7) to approve our 2002 Consolidated Stock Option Plan. The Board of Directors knows of no other matters that are to be brought before the Special Meeting other than as set forth in the Notice of Meeting. If any other matters properly come before the Meeting, the persons named in the enclosed form of proxy or their substitutes will vote in accordance with their best judgment on such matters.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE ON THE PROPOSALS?
The Board recommends a vote: (1) FOR the change of the Company's name from Eurotech, Ltd. to Managedcorp Holdings Inc.; (2) FOR increasing the number of authorized shares of Common Stock from 100,000,000 shares to 300,000,000; (3) FOR changing the Company's state of incorporation from the District of Columbia to Delaware; (4) FOR permitting the Company to issue to Woodward, shares of Common Stock of the Company equal to 20% or more of the Common Stock of the Company outstanding as of March 30, 2001; (5) FOR permitting the Company to issue to Woodward, shares of Common Stock of the Company equal to 20% or more of the Common Stock of the Company outstanding as of February 1, 2002; (6) FOR permitting the Company to issue to J&K, shares of Common Stock of the Company equal to 20% or more of the Common Stock of the Company outstanding as of February 22, 2002; and (7) FOR approving the 2002 Consolidated Stock Option Plan.

WHO IS ENTITLED TO VOTE?
You are entitled to vote if you were the owner of shares of our Common Stock at the close of business on May 8, 2002, the record date for voting. This includes
(1) shares held on that date directly by you as the shareholder of record and
(2) shares held on that date for your account as beneficial owner by a broker, bank, or other nominee.

WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER?
If the shares are registered directly in your name on the record maintained by our transfer agent, Interwest Transfer Co., Inc., you are the shareholder of record of those shares and we are sending the proxy materials directly to you. As the shareholder of record, you are entitled to vote these shares in person at the meeting or to designate a proxy to vote for you. We have enclosed a proxy card to permit you to instruct the proxy holder on how to vote your shares. If your shares are held in a brokerage account or by a bank or other nominee, those shares are registered on the record maintained by the transfer agent in the name of the broker, bank or other nominee. The broker, bank, or other nominee of shares held in such manner is commonly referred to as holding such shares in "street name." If your shares are held in street name, the broker, bank, or other nominee is the holder of record and will get the proxy materials from us in sufficient quantities to pass on a set to you. You, as the beneficial owner, have the right to direct the broker, bank or other nominee on how to vote and you are invited to attend the meeting if you want to. Nevertheless, if you do attend, you will be entitled to vote only if the record holder of these shares appoints you as its proxy. Your broker, bank, or other nominee has enclosed a voting instruction card so that you can give instructions on how to vote your shares.

HOW DO I VOTE?
Shareholders may vote their shares at the Special Meeting either in person or by proxy. Since many shareholders may be unable to attend the meeting in person, we send to all shareholders of record cards that permit them to designate proxies to represent them at the meeting and to direct the designated proxies on how to vote. Brokers, banks, and nominees also send cards to beneficial owners to permit them to provide instructions as to how they wish their shares to be voted.

HOW DO I VOTE BY MAIL?
Shareholders of record who wish to vote by mail should complete the enclosed proxy card to indicate their voting instructions and then sign, date and mail the proxy card in the postage-paid envelope provided. Beneficial owners may direct their vote by mail by completing, signing, and returning the voting instruction card provided by their broker, bank, or nominee.

HOW DO I VOTE AT THE SPECIAL MEETING?
We will pass out ballot papers to any shareholder of record who wants to vote in person at the Special Meeting rather than by proxy. If you hold your shares through a broker, bank, or nominee, you must obtain a proxy from that institution to enable you to vote in person at the meeting.

WHOM AM I DESIGNATING AS MY PROXY?
You will be designating Todd J. Broms, Don V. Hahnfeldt, and Randolph A. Graves, Jr., each currently a director of ours, as a proxy to vote your shares in accordance with your instructions.

HOW WILL MY PROXY VOTE MY SHARE?
The designated proxy will vote according to your instructions as indicated on the proxy card. If you sign your proxy card but do not indicate voting instructions on one or more of the business matters listed, the proxies will vote all uninstructed shares in accordance with the recommendations of the Board.

HOW MANY SHARES CAN VOTE?
As of May 8, 2002, we had issued and outstanding 74,128,675 shares of Common Stock. The holders of these shares are each entitled to one vote for each share held. The Company had issued and outstanding as of the record date 15,000 shares of Series A Preferred Stock. These Series A Preferred shares are not eligible to vote on the matters herein.

CAN I REVOKE MY PROXY?
You may revoke your proxy at any time before it is voted by giving notice of the revocation to the Secretary of Eurotech, by filing another proxy with a later date with the Secretary or by attending the Special Meeting and voting in person. All properly executed and unrevoked proxies delivered pursuant to this solicitation will be voted in accordance with the instructions of the beneficial owners if such proxies are received in time.

HOW MANY SHARES NEED TO BE REPRESENTED FOR THE MEETING TO CONDUCT BUSINESS?
The meeting can conduct business only if the holders of a majority of the shares outstanding on the record date are present at the meeting in person or by proxy. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Abstentions are also counted as shares present and entitled to be voted. Under the rules of the American Stock Exchange, broker-dealer non-votes on "non-routine" matters are not counted as shares present and entitled to be voted with respect to the matter on which the broker has expressly not voted. Thus, a broker non-vote will have the same effect as a negative vote on the those items of business that requires the affirmative vote of the holders of a majority of the outstanding shares. All of the issues contemplated in this proxy are "non-routine items." Generally, a broker will not vote shares that it holds for a beneficial owner for or against a particular proposal if (1) the broker has not received voting instructions from the beneficial owner and (2) under the rules applicable to the broker, it is not allowed to vote on the particular proposal without voting instructions.

HOW MANY VOTES ARE NEEDED FOR MATTERS TO BE ADOPTED AT THE MEETING?
The proposal to amend our Articles of Incorporation to change the name of the Company and to increase the number of authorized shares of Common Stock as well as the proposal to merge and change the state of incorporation of the Company shall require the affirmative vote of a majority of the outstanding shares of Common Stock. Non-votes, including broker non-votes, on this particular item of business have the same effect as negative votes. The other matters to be voted on will be declared adopted if they receive the affirmative vote of a majority of the shares present or represented at the meeting, with the exception of Proposal 4, with respect to which 1,333,333 votes cast by Woodward, if that many votes or more are cast by Woodward, may not be voted in any manner for this Proposal, and Proposal 6, with respect to which any votes cast by J&K will not be considered for determination of this Proposal.

WHO WILL COUNT THE VOTES?
Your Corporate Secretary will count the votes unless a shareholder present at the meeting requests count by inspectors of election, in which event the Chairman of the meeting will appoint two inspectors, who may but need not be shareholders, to effect the count.

WHERE CAN I FIND THE VOTING RESULTS OF THE MEETING?
The Chairman will announce the results of the meeting and in a press release following the meeting. In addition, we will publish them on our web site - www.eurotechltd .com - and in our quarterly report on Form 10-Q for period ending June 30, 2002, which we expect to file with the SEC by August 14, 2002.

WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE MEETING?
Eurotech will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. In addition to mailing these proxy materials, our directors and officers, who will not receive any additional compensation for their soliciting activities, may seek to contact shareholders by telephone or other electronic means. The Company expects to pay compensation for the solicitation of proxies, plus expenses, to D.F. King & Co., Inc., to supply brokers and other persons with proxy materials for forwarding to beneficial holders of Common Stock of the Company. The Company expects to pay D.F. King & Co., Inc. a fee of approximately $12,500 for its services. We will also reimburse brokers, and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred by them in forwarding proxy materials to shareholders.

MAY I PROPOSE ACTIONS FOR CONSIDERATION AT FUTURE SHAREHOLDER MEETINGS? You may submit proposals for consideration at future shareholder meetings.

PROPOSALS: In order for a shareholder proposal to be considered for inclusion in the proxy statement for our regularly scheduled Annual Meeting next year, our Corporate Secretary must receive the written proposal not less than 120 calendar days before the date the proxy materials were mailed out to shareholders in connection with the previous year's annual meeting. However, if the date of next year's annual meeting has been changed by more than 30 days from the date of this year's meeting, you should check to see if we have established a new deadline in one of our quarterly reports on Form 10-Q. If we have not set a new deadline, then the deadline is a reasonable time before we begin to print and mail next year's proxy materials. Any such proposal will need to comply with SEC regulations regarding the inclusion or shareholder proposals in company-sponsored proxy materials. You may also move for the adoption of proposed resolutions from the floor at the Annual Meeting, but then you should not expect proxies to vote in favor of it.

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
------------------------------------------------------------------

The following table tells you, as of the date of this proxy statement, about the beneficial ownership of our Common Stock that meet the following criteria:

         Beneficial owners of more than 5% of our Common Stock; and

         o        Our current directors and executive officers; and

         o        All of our directors and officers as a group.

For the purpose of this table, the beneficial ownership of a person includes shares as to which that person has sole or shared voting or investment power as well as shares that the person has the right to acquire within 60 days (such as upon conversion of convertible securities or exercise of warrants or options) as of the date of this proxy statement. For the purpose of calculating the ownership percentages, we have considered to be outstanding both the total number of shares actually outstanding on March 31, 2002 and the total number of shares that various people then had the right to acquire within 60 days.

                                    NUMBER OF SHARES            PERCENTAGE OF
                                    OF COMMON STOCK               OUTSTANDING
      NAME                          WNED BENEFICIALLY            COMMON SHARES
      ----                          -----------------            -------------
Todd J. Broms                             875,000(1)                 1.18%
Officer and Director
215 E. 79th Street
New York, New York 10021

Paul Childress                            157,791(2)                  .21%
Officer
1362 Ivy Wolf Lane
Forest, VA 24551

Randolph A. Graves, Jr.                   750,000(3)                 1.01%
Officer and Director
3299 Villanova Ave.
San Diego, CA 92122

Encore Capital Management Inc.          6,750,369(4)                 9.11%

Teofil Grochowski                          25,000(5)                  .03%
Officer
215 Jefferson Woods Drive
Forest, VA 24551

Don V. Hahnfeldt                        1,280,000(6)                 1.73%
Officer and Director
8201 Roxborough Loop
Gainesville, CA 20155

Leonid Khotin                              45,000(7)                  .06%
Director
P.O. Box 269
Smallwood, NY 12778

Carey Naddell                             300,000                     .40%
Director
5155 Suffolk Drive
Boca Raton, FL 33496

Simon Nemzow                              530,450(8)                  .72%
Director
301 Blackstone Blvd.
Providence, RI 02906

Chad A. Verdi                             720,653(9)                  .97%
Director and Consultant
100 Pheasant Dr.
East Greenwich, RI 02818

Woodward, LLC                           6,800,000(10)                9.17%

Directors and officers as a group       4,608,894(11)                6.22%

(1) For the period ended June 1, 2002, the fully vested options granted to Broms Holdings LLC, the designee of Todd J. Broms, to acquire 775,000 shares. Additionally, Mr. Broms was issued a warrant to acquire 100,000 shares that is immediately exercisable.

(2) Includes 125,000 shares that Mr. Childress has the right to acquire upon exercise of an immediately exercisable option.

(3) Includes shares that Dr. Graves has the right to acquire upon exercise of an immediately exercisable option.

(4) Includes 6,000,369 shares owned of record and beneficially after conversion, on January 9, 2002, of $3 million convertible debentures owned by JNC Opportunity Fund Ltd., and 750,000 shares that it has the right to acquire upon exercise of an immediately exercisable warrants, for all of which Encore Capital Management, Inc., a registered investment adviser, serves as investment manager. There is a provision in the warrant agreement that prohibits the conversion of warrants if exercising those warrant would result in them owning more than 9.999% of the issued and outstanding shares of Common Stock.

(5) Includes 25,000 shares that Mr. Grochowski has the right to acquire upon exercise of an immediately exercisable option

(6) Includes 350,000 shares that Mr. Hahnfeldt has the right to acquire upon exercise of an immediately exercisable warrant, and 730,000 shares that he has the right to acquire upon exercise of an immediately exercisable option.

(7) Includes 25,000 shares that Dr. Khotin has the right to acquire upon exercise of an immediately exercisable warrant, and 25,000 shares that he has the right to acquire upon exercise of an immediately exercisable option.

(8) Includes 25,000 shares that Mr. Nemzow has the right to acquire upon exercise of an immediately exercisable warrant.

(9) Includes 225,000 shares that Mr. Verdi has the right to acquire upon exercise of an immediately exercisable warrant, and 275,000 shares that he has the right to acquire upon exercise of immediately exercisable options.

(10) Includes 700,000 shares that Woodward, LLC has the right to acquire upon exercise of an immediately exercisable warrants. Does not include a presently indeterminable number of shares that may be issuable to Woodward, LLC in the event of a "re-pricing" of the shares originally issued to it.

(11)     Nine persons.

                                 PROPOSAL NO. 1

                          APPROVAL OF THE CHANGE OF THE
                                CORPORATE NAME TO
                            MANAGEDCORP HOLDINGS INC.

The Board of Directors unanimously proposes that shareholders approve an amendment to the Company's Articles of Incorporation, as amended (the "Company Certificate") to change the corporate name to "Managedcorp Holdings Inc."

In the unanimous judgment of the Board of Directors, the proposed change in the corporate name is in the best interest of the Company. We believe that the proposed new corporate name, Managedcorp Holdings Inc., more accurately reflects the Company's emphasis on a disciplined approach to managing our emerging technology assets. It also better represents to the markets our intention to acquire, integrate and optimize platform companies, which meet our new corporate development strategy of managing a diversified portfolio of autonomous subsidiaries in multiple sectors.

If this Proposal 1 is approved by the shareholders the change in the corporate name will be effected by amending Article FIRST of the Company Certificate to read as follows:

         "FIRST. The name of the corporation (hereinafter called the "Corporation") is: Managedcorp Holdings Inc."

After the approval of Proposal 1 the name change will become effective upon the appropriate filings with the District of Columbia which filings are expected to take place shortly after the Special Meeting. If this Proposal 1 is not approved by the shareholders, the proposed amendment to effectuate the name change to the Company Certificate will not be filed; however, if Proposal 1 is not approved, but Proposal 3 is approved, the name change will become effective as a result of the Reincorporation.

In no event will shareholders be required to exchange outstanding stock certificates for new certificates.

         YOUR BOARD URGES A VOTE FOR THE AMENDMENT OF THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY FROM EUROTECH, LTD. TO MANAGEDCORP HOLDINGS INC.

VOTE REQUIRED

TO BE APPROVED AND GO INTO EFFECT, THE AMENDMENT OF THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY FROM EUROTECH, LTD. TO MANAGEDCORP HOLDINGS INC. REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE NUMBER OF SHARES ISSUED AND OUTSTANDING ON THE RECORD DATE. UNLESS OTHERWISE DIRECTED, PROXIES WILL BE VOTED "FOR" APPROVAL OF THIS PROPOSAL

                                 PROPOSAL NO. 2

                      APPROVAL OF AN INCREASE IN THE NUMBER
                                       OF
                        AUTHORIZED SHARES OF COMMON STOCK

The Board of Directors unanimously proposes that the shareholders approve an amendment to the Company Certificate to increase the number of authorized shares of Common Stock from 100,000,000 to 300,000,000 shares. The additional shares of Common Stock would be part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently outstanding. The par value of the Common Stock would remain at $.00025 per share.

If this Proposal 2 is approved Section 1(a) of Article Fourth of the Articles of Incorporation will be amended to read as follows:

                  (a) The total number of shares of capital stock which the Corporation shall have authority to issue is Three Hundred and Five Million (305,000,000) shares of which Three Hundred Million (300,000,000) shares shall be designated as common stock with a par value of $.00025 per share and Five Million (5,000,000) shares shall be designated as preferred stock with a par value of $.01 per share.

If approved, Proposal 2 would not increase the number of shares of Preferred Stock, which the Company is authorized to issue.

We currently have an authorized capital stock consisting of 100,000,000 shares of Common Stock, $.00025 par value per share and 5,000,000 of preferred stock, $.01 per share, 25,000 shares of which have been designated as Series A 3% Convertible Preferred Stock. Of the authorized Common Stock, 74,18,675 shares are actually outstanding as of the Record Date and approximately 31,413,500 shares of Common Stock, which will increase to 105,542,175 shares of Common Stock upon the increase in the number of authorized shares of Common Stock, are reserved for issuance in connection with the Company's 1995 Stock Option Plan, as amended, the Company's 1999 Stock Option Plan; stock options other than those granted pursuant to a Stock Option Plan, a certain Common Stock Purchase Agreement by and between the Company and Woodward dated as of March 30, 2001, as amended, a certain Securities Purchase Agreement by and between the Company and Woodward dated as of February 1, 2002, a certain Private Equity Agreement (the "J&K Private Equity Agreement") by and between the Company and Jenks & Kirkland, Ltd. ("J&K") dated as of February 22, 2002, certain warrants and private placements of the Company's Common Stock. Specifically:

         3,900,000 shares        are reserved for possible issuance of resets
                                 to Woodward, LLC based on the Stock Purchase
                                 Agreement of March 2001 (increases to
                                 13,900,000 shares upon the increase in the number of authorized shares of Common Stock)

        10,000,000 shares        are reserved for issuance to Jenks &
                                 Kirkland based on the Private Equity
                                 Agreement of February 2002

           700,000 shares        are reserved for issuance upon exercise of
                                 the warrants held by Woodward LLC

         5,150,000 shares        are reserved for issuance upon conversion of
                                 preferred stock held by Woodward, LLC and associated repricing rights (increases to
                                 7,8750,000 upon the increase in the number of authorized shares of Common Stock)

         2,183,000 shares        are reserved for issuance upon exercise of
                                 warrants held by other investors

          775,000 shares         are reserved for issuance upon exercise of
                                 warrants held by directors and officers

         2,687,500 shares        are reserved for issuance upon exercise
                                 of options under Incentive Stock Option Plans that have been awarded to date and remain outstanding

         6,000,000 shares        are reserved for issuance pursuant to the 2002
                                 Consolidated Stock Option Plan

            18,000 shares        are reserved for issuance of shares for
                                 compensation

Total:  31,413,500 shares

Thus, if we had to issue all of the shares that we are committed to issue at this time, the total would come to 105,542,175 shares which would exceed the number of shares of Common Stock at this time as authorized by our Articles of Incorporation (with certain allocations having been made contingent on the approval of the increase in authorized capital). In addition to the increases in the number of shares reserved for issuance set forth in the above table, the number of shares issuable by the Company pursuant to its repricing obligations to Woodward and pursuant to the J&K Private Equity Agreement, could substantially exceed these numbers, depending on the market price for the Company's shares at the time such repricing obligations mature and at the time the Company seeks to issue shares to J&K. IF YOU DO NOT APPROVE THE PROPOSAL TO INCREASE THE AUTHORIZED NUMBER OF SHARES, EUROTECH WILL NOT BE IN A POSITION TO ISSUE ADDITIONAL SHARES OF COMMON STOCK. THIS WILL LIKELY PRECLUDE THE COMPANY FROM RAISING MONEY TO PAY FOR CONTINUED OPERATIONS.

Pursuant to both Delaware and District of Columbia law, the Board of Directors is authorized to issue from time to time any and all unissued shares of Common Stock for any proper corporate purposes without prior shareholder approval, except as may be required for a particular transaction by law or the Company Certificate, or by the rules of any stock exchange on which the Company's securities may then be listed. Currently, the shares of the Company trade on the Amex. The Amex Listing Requirements for instance, require approval of the shareholders, unless otherwise exempted, as a perquisite to approval of applications [to Amex] to list additional shares reserved for options granted or to be granted to officers, directors or key employees, regardless of whether or not such authorization is required by law or by the Company's Charter. Amex also requires shareholder approval, in most instances, when a listed company seeks to issue Common Stock could resulting in an increase in outstanding common shares of 20% or more.

The Board believes that the proposed increase in the number of authorized Common Stock is essential to maintain Eurotech's flexibility in choosing how to pay for acquisitions and other corporate actions, such as, equity offerings to raise capital and adoption of benefit plans, such as the 2002 Consolidated Stock Option Plan, in order to hire and retain experienced and qualified officers, directors and consultants. The Board believes the increase of authorized shares is essential to maintain the flexibility necessary to run a growing company without constantly resorting to the expense and delay associated with calling shareholder meetings to approve the issuance of additional shares of Common Stock.

The Board has no specific plans at this time to issue any additional shares of Common Stock other than to satisfy outstanding option obligations and to give the Company the flexibility to fully utilize the existing financing vehicles (i.e. the J&K Private Equity Agreement).

Other uses for the Common Stock include, payment from time to time of some of our expenses, as compensation of officers and consultants. Additionally, the Company is looking to alter its current business model to include a growth through acquisition strategy with the acquisitions being paid for by shares of the Company's stock.

If the shareholders approve the recommended amendment to our Articles of Incorporation regarding the increase in authorized capital, it would have the effect of authorizing the Board to issue the additionally authorized shares without further action by the shareholders, except as may be required in a specific case by applicable law or the regulations of any stock market on which our outstanding shares are listed (such as those obligation arising from the Amex Listing Requirements), without first offering the shares to all the current Shareholders for subscription. The issuance of additional shares of Common Stock could reduce existing shareholders' percentage ownership and voting power in Eurotech and, depending on the transaction in which the shares are issued, could affect the per share book value or other per share financial measures. The availability of additional shares of Common Stock could discourage, or make more difficult, efforts to obtain control of the company. The proposed increase in the number of authorized shares is not intended to inhibit a change of control of Eurotech and we are not aware of any pending or threatened efforts to acquire control of the company.

The Board has approved and recommends that the shareholders adopt the amendment of the Articles of Incorporation to increase the number of authorized shares of Common Stock to 300,000,000 shares. The amendment of the Articles of Incorporation will not increase or otherwise affect the number of authorized shares of preferred stock that may be issued by Eurotech. If approved by the shareholders, the amendment of the Articles of Incorporation will become effective upon the filing of Articles of Amendment with the Department of Consumer and Regulatory Affairs of the District of Columbia.

After the approval of this Proposal 2, the increase in authorized capital will become effective upon the appropriate filings with the District of Columbia which filings are expected to take place shortly after the Special Meeting. If this Proposal 2 is not approved by the shareholders, the proposed amendment to effectuate the increased authorized shares of Common Stock to the Company Certificate will not be filed; however, if Proposal 2 is not approved, but Proposal 3 is approved, the increase in authorized Common Stock will become effective as a result of the Reincorporation.

YOUR BOARD URGES A VOTE FOR THE AMENDMENT OF THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 300,000,000 SHARES, PAR VALUE $.00025 PER SHARE.

VOTE REQUIRED

TO BE APPROVED AND GO INTO EFFECT, THE AMENDMENT OF THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED CAPITAL STOCK OF EUROTECH, LTD. REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE NUMBER OF SHARES ISSUED AND OUTSTANDING ON THE RECORD DATE. UNLESS OTHERWISE DIRECTED, PROXIES WILL BE VOTED "FOR" APPROVAL OF THIS PROPOSAL.

                                   PROPOSAL 3

                    REINCORPORATION IN THE STATE OF DELAWARE

GENERAL

For the reasons set forth below, the Board of Directors unanimously believes that the best interest of the Company and its shareholders will be served by changing the Company's state of incorporation from the District of Columbia to Delaware. Shareholders are urged to carefully read the following sections of this Proxy Statement, including the related exhibits, before voting on the Reincorporation. Throughout this Proxy Statement, the term "Company" refers to the existing District of Columbia corporation and the term the "Delaware Company" refers to Managedcorp Holdings Inc., a Delaware corporation and a wholly-owned subsidiary of the Company formed by the Company for the sole purpose of the Reincorporation. The address and phone number of the principal executive office of the Delaware Company are the same as those of the Company, as are the Directors and Executive Officers.

The Reincorporation will be effected by merging the Company into the Delaware Company (the "Merger"), in accordance with the terms of an Agreement and Plan of Merger (the "Merger Agreement"). Upon completion of the Merger, (i) the Company will cease to exist, (ii) the Delaware Company will continue to operate the business of the Company under the name "Managedcorp Holdings Inc.", (iii) the shareholders of the Company will automatically become the shareholders of the Delaware Company, (iv) the shareholders will have rights as shareholders of the Delaware Company and no longer as shareholders of the Company, and such rights will be governed by Delaware law, the Delaware Company's Certificate of Incorporation and By-laws rather than by District of Columbia law, the Company Certificate and By-laws, and (v) options to purchase shares of the Company's Common Stock automatically, by operation of the Agreement and Plan of Merger will be converted into options to acquire an equal number of equivalent shares of the Delaware Company's Common Stock.

The Reincorporation will not result in any changes in the physical location, business, management, assets, liabilities, net worth or employee benefit plans of the Company. The directors and officers of the Company immediately prior to the Reincorporation will serve as the directors and officers of the Delaware Company following the Reincorporation. Following the Merger, the Delaware Common Stock will be listed on the American Stock Exchange under the symbol "MGX".

Approval of the Reincorporation will constitute approval of the Merger and the Merger Agreement. Following the Special Meeting, if the Reincorporation is approved, the Company will submit the Merger Agreement to the office of the Mayor of the District of Columbia and the Delaware Secretary of State for filing, and to the American Stock Exchange for listing approval.

The shareholders' approval of the Reincorporation will constitute their approval of all of the provisions of the Delaware Company Certificate of Incorporation ("Delaware Company Certificate") and Delaware Company By-laws, including those provisions relating to the limitation of director liability and expanded scope of indemnification of directors, officers and key employees under Delaware law, and including those provisions having "anti-takeover" implications, which may be significant to the Company and its shareholders in the future. The governance of the Delaware Company by Delaware law, the Delaware Company Certificate and By-laws will or may in the future alter certain rights of the shareholders.

Pursuant to the Merger Agreement, each outstanding share of Company Common Stock, $.00025 par value, automatically will be converted into one share of the Delaware Company Common Stock, $.00025 par value, upon the Effective Date (as defined below). Each stock certificate representing issued and outstanding shares of Company Common Stock will continue to represent the same proportionate number of shares of Common Stock of the Delaware Company. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING COMPANY STOCK CERTIFICATES FOR THE DELAWARE COMPANY STOCK CERTIFICATES.

REQUIRED VOTE

The Company's Charter requires the affirmative vote of a majority of the authorized and outstanding shares on those matters where the law of the District of Columbia would otherwise require the affirmative vote of the holders of at least two-thirds of the outstanding voting stock of the Company. As such for the approval of the Merger and the other terms of the Reincorporation, only requires the affirmative vote of a majority of the Company's outstanding shares as of the Record Date.

The Reincorporation has been approved unanimously by the Company's Board of Directors. If approved by the shareholders, the Reincorporation will become effective upon the filing of the Agreement and Plan of Merger and related documentation with both Delaware and the District of Columbia's respective Secretary of State or other comparable office or officers (the "Effective Date"). The Board of Directors intends that the Reincorporation be consummated as soon as practicable following the Special Meeting. Nonetheless, the Agreement and Plan of Merger allows for the Board of Directors to abandon or postpone the Reincorporation or to amend the Agreement and Plan of Merger (except that the principal terms may not be amended without shareholder approval) either before or after the shareholders' approval has been obtained and before the Effective Date, if circumstances arise causing the Board of Directors to deem either such action advisable.

The discussion set forth below is qualified in its entirety by reference to the Agreement and Plan of Merger, the Certificate of Incorporation of the Delaware Company and the By-laws of the Delaware Company, a copy of each of which is attached hereto as Exhibit A.

REASONS FOR THE REINCORPORATION

Advantages of Delaware Law

For many years, Delaware has followed a policy of encouraging incorporation under its jurisdiction. In furtherance of that policy, Delaware has long been the leading state in adopting, construing and implementing comprehensive and flexible corporate laws responsive to the legal and business needs of corporations. As a result, Delaware's General Corporation Law has become widely regarded as the most extensive and well-defined body of corporate law in the United States. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law, establishing public policies with respect to corporate legal affairs. Delaware has a more highly developed body of case law interpreting its corporate statutes than the District of Columbia, and this case law advantage gives Delaware corporate law an added measure of predictability that is useful in a judicial system based largely on precedent. These factors often provide the directors and management of Delaware corporations with greater certainty and predictability in managing the affairs of the corporation. Furthermore, the Delaware court system provides for the relatively expeditious resolution of corporate disputes. Delaware has a specialized Court of Chancery, which hears cases involving corporate law and lacks jurisdiction over tort or criminal cases. Moreover, appeals to the Supreme Court of Delaware in important cases can be made and decided relatively rapidly. For these reasons, many American corporations that have initially chosen their home state for their state of incorporation have subsequently changed their corporate domicile to Delaware in a manner similar to the Reincorporation.

An additional factor to consider is the nature of the governmental resources allocated to the processing of corporate matters in Delaware as compared to the District of Columbia. As the leading U.S. jurisdiction for corporate filings, the State of Delaware has allocated significant resources to making the administration of corporate filings quick, accurate and effective, for instance by providing immediate review and processing of corporate documents by filing clerks and other administrators who are familiar with the sophisticated issues surrounding the corporate filings of a publicly traded company. The District of Columbia generally does not provide the level or sophistication of services available to monitor corporate filings like those present in Delaware.

The Board of Directors considered the predictability and flexibility of Delaware Law and the efficiency of its judicial process when it approved the present proposal. The Board of Directors also recognized the possibility that choosing to be governed by the corporate law of Delaware, as so many other corporations have done, may further enhance the reputation of the Company.

Possible Disadvantages

Despite the unanimous belief of the Board of Directors that the Reincorporation is in the best interests of the Company and its shareholders, it should be noted that Delaware law has been criticized by some commentators on the grounds that it does not afford minority shareholders the same substantive rights and protections as are available in a number of other states. For a comparison of shareholders' right and the powers of management under Delaware and District of Columbia law see "Significant Differences Between the Corporation Laws of the District of Columbia and Delaware" below.

CONVERSION OF STOCK CERTIFICATES

As soon as the Reincorporation becomes effective, the Delaware Company will issue a press release announcing that the transaction has occurred. At the same time, the holders of the old shares of the Company will become owners of the new shares of the Delaware Company. Shares of the Company will automatically convert into shares of the Delaware Company, on these terms:

         o        The conversion will be on a one-for one basis.
         o Each share of the Common Stock of the Company which is outstanding at the effective date will become one share of the Common Stock, par value $.00025 per share, of the Delaware Company.

THIS MEANS THAT, BEGINNING ON THE EFFECTIVE DATE, EACH COMPANY STOCK CERTIFICATE WHICH WAS OUTSTANDING JUST BEFORE THE REINCORPORATION WILL AUTOMATICALLY REPRESENT THE SAME NUMBER OF DELAWARE COMPANY SHARES. THEREFORE, SHAREHOLDERS OF THE COMPANY NEED NOT EXCHANGE THEIR STOCK CERTIFICATES FOR NEW DELAWARE COMPANY STOCK CERTIFICATES. LIKEWISE, SHAREHOLDERS SHOULD NOT DESTROY THEIR OLD CERTIFICATES AND SHOULD NOT SEND THEIR OLD CERTIFICATES TO THE CORPORATION OR THE CORPORATION'S TRANSFER AGENT, EITHER BEFORE OR AFTER THE EFFECTIVE DATE OF REINCORPORATION.

TRADING OF THE STOCK

After the Reincorporation, those who were formerly shareholders of the Company may continue to make sales or transfers using their Company stock certificates. The Delaware Company will issue new certificates representing shares of Delaware Company Common Stock for transfers occurring after the Effective Date. On request, the Delaware Company will issue new certificates to anyone who holds Company stock certificates. Any request for new certificates will be subject to normal stock transfer requirements including proper endorsement, signature guarantee, if required, and payment of applicable taxes.

After the Reincorporation, the Delaware Company will continue to be a publicly held company, with its Common Stock tradable on the American Stock Exchange ("AMEX"), contingent upon its approval of the transaction, under a new symbol, "MGX". The Delaware Company will also file with the Securities and Exchange Commission and provide to its shareholders the same types of information that the Company has previously filed and provided.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following is a brief summary of certain federal income tax consequences to holders of Company Common Stock who receive the Delaware Company Common Stock in exchange for their Company Common Stock as a result of the Reincorporation. This summary is for general information only. This summary does not address all the tax consequences of the Reincorporation that may be relevant to particular Company shareholders, such as dealers in securities.

In view of the varying nature of such tax consequences, each shareholder is urged to consult his or her own tax advisor as to the specific tax consequences of the Reincorporation with respect to such shareholder, including the applicability of federal, state, local or foreign tax laws.

The Reincorporation will constitute a tax-free reorganization under the Internal Revenue Code. No gain or loss will be recognized by holders of Company Common Stock upon receipt of Common Stock of the Delaware Company pursuant to the Reincorporation. The tax basis of the Common Stock of the Delaware Company received by each shareholder will be the same as the tax basis of the Common Stock of the Delaware Company held by such shareholder at the time of the Reincorporation. The holding period of the Common Stock of the Delaware Company received by each shareholder of the Delaware Company will include the period for which such shareholder held the Common Stock of the Company surrendered in exchange therefor.

State, local or foreign income tax consequences to shareholders may vary from the federal tax consequences described above. This summary does not address potential legislative changes that may affect these consequences.

The Company will not recognize gain or loss for federal tax purposes as a result of the Reincorporation, and the Delaware Company will succeed, without adjustment, to the federal income tax attributes of the Company.

ACCOUNTING TREATMENT OF THE MERGER

In accordance with generally accepted accounting principles, the Company expects that the Merger will be accounted for as a reorganization of entities under common control at historical cost.

REGULATORY APPROVAL

The consummation of the Merger is conditioned upon the Company obtaining all required consents of governmental authorities including the Delaware Secretary of State and the Office of the Mayor of the District of Columbia and the acceptance for filing of the Agreement and Plan of Merger. Moreover, before the shares of the Delaware Company can be listed on the AMEX, we will need approval of a listing application filed with AMEX.

DISSENTER RIGHTS

In order for a shareholder to exercise their dissenter's rights under the District of Columbia Law they must adhere to the steps that are summarized below. The following description of the dissenter's rights under D.C. Law does not purport to be complete and is subject to, and qualified in its entirety by
Section 29-101.73 of the D.C. Business Corporation Law which is attached hereto as Exhibit B:

         1. There must be a Merger or Consolidation of the Corporation in which the dissenter is a shareholder.
         2. Either prior to or at the meeting where the Plan of Merger or Consolidation is to be voted upon, the dissenter must:
                  a. file a written objection with the Company to the Plan of Merger or Consolidation;
                  b. the dissenter cannot vote in favor of the Plan of Merger or Consolidation either in person or by proxy;
                  c. within 20 days after the merger or consolidation is effected, the dissenter shall make a written demand to the surviving Company (assuming the Merger contemplated herein is approved it would be Managed Delaware) "for fair market payment as of the day before the merger was effectuated;"

                  d. this written demand must state number of shares and class of shares owned by dissenting shareholder;
                  e. FAILURE TO MAKE THIS DEMAND WITHIN 20 DAYS AFTER THE MERGER OR CONSOLIDATION WILL RESULT IN A WAIVER OF THE SHAREHOLDER'S DISSENTER RIGHTS AND THE SHAREHOLDER WILL BE BOUND BY THE TERMS OF THE MERGER OR CONSOLIDATION.
         3. For those shareholders who make a timely filed objection following each and every of the aforementioned requirements, the surviving Company and the Dissenter will have 30 days to agree to the value of the shares as of the day prior to the date on which the vote was taken approving the merger or consolidation is agreed upon.
         4. The surviving Company would then have 90 days to make this payment to the dissenting shareholder who timely filed a proper objection and made proper demand for payment as briefly outlined above and fully qualified by Section 29-101.73 of the D.C. Business Corporation Law which is attached as an Exhibit hereto. Upon receipt of payment for the agreed value, the dissenting shareholder will cease to have any interest in the shares of the corporation or the surviving company.
         5. If the parties cannot agree as to "fair value", the dissenting shareholder may, within 60 days after the expiration of the 30-day period, file a petition in any court of competent jurisdiction within the District of Columbia asking for a finding and determination of the fair value of the shares.
         6. The court will then make a determination of the fair value of the shares "as of the day prior to the date on which the vote was taken approving the merger or consolidation, together with interest at the rate of 5% per annum to the date of the judgment." Payment is due from the Company immediately after such determination.
         7. Again, upon this payment for the fair value of the shares, the dissenting shareholder will cease to have any rights or interest in the shares of the corporation or the surviving company.
         8. THE RIGHT OF A DISSENTING SHAREHOLDER TO BE PAID THE FAIR VALUE OF HIS OR HER OR ITS SHARES AS HEREIN PROVIDED SHALL CEASE IF AND WHEN THE CORPORATION SHALL ABANDON THE MERGER OR CONSOLIDATION.
         9. ALL INQUIRIES OR NOTICES TO THE COMPANY AS OUTLINED ABOVE, SHOULD BE MADE TO: Secretary, Eurotech, Ltd., 10306 Eaton Place, Suite 220, Fairfax, Virginia 22030, Phone (703) 352-4399.

ABANDONMENT

The Board of Directors will have the absolute right to abandon the Merger Agreement and take no further action towards reincorporating the Company in Delaware at any time before the Reincorporation becomes effective, even after shareholder approval, if for any reason the Board of Directors determines that it is not advisable to proceed with the Reincorporation.

SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF DISTRICT OF COLUMBIA AND DELAWARE

The Reincorporation will effect several changes in the rights of shareholders as a result of differences between the Business Corporation Law of the District of Columbia (the "D.C. Law") and the General Corporation Law of Delaware (the "Delaware Law"). The provisions of D.C. Law and the Delaware Law differ in many respects. Summarized below are certain of the principal differences between D.C. Law and the Delaware Law affecting the rights of shareholders. This summary does not purport to be a complete statement of the differences affecting shareholders' rights under the D.C. Law and the Delaware Law and is subject to, and qualified in its entirety by reference to, all the provisions of these statutes.

Payment of Dividends

Under both D.C. Law and Delaware Law, a corporation may generally pay dividends out of surplus. In addition, the Delaware Law, unlike D.C. Law permits a corporation, under certain circumstances, to pay dividends, if there is no surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year.

Issuance of Rights and Options to Directors, Officers or Employees

While D.C. Law is generally silent regarding the approval of any incentive plan pursuant to which rights or options are to be granted to directors, officers or employees, Delaware Law does not require shareholder approval of such incentive plans, although various other applicable legal and regulatory requirements may make shareholder approval of rights or option plans of the Delaware Company necessary or desirable.

Consideration for Shares

Under D.C. Law, the consideration for the issuance of shares may be paid in whole or in part, in the form of money, or other property, tangible or intangible, labor or services actually received by or performed for the corporation or any combination thereof. Under D.C. Law neither promissory notes nor future services shall constitute payment for the shares of a corporation. Under the Delaware Law a corporation can receive cash, services, personal or real property, leases of real property or any combination of these as payment in full or in part for the shares. A purchaser of shares under the Delaware Law may pay an amount equal to or greater than the par value of such shares if the corporation receives a binding obligation of the purchaser to pay the balance of the purchase price.

Amendment of By-laws

Under D.C. Law the power to make, alter, amend or repeal the By-laws of the Corporation is vested in the Board of Directors unless it is reserved to the Shareholders by the Articles of Incorporation. However, under Delaware Law, the board of directors may amend, adopt or repeal By-laws only if permitted by its certificate of incorporation. The By-laws of the Company provide that the Board of Directors may amend, adopt or repeal the Company's By-laws by majority vote except as otherwise provided by the Company's Articles of Incorporation, subject to the rights of shareholders to alter, amend, or repeal those By-laws made by the Board of Directors. The Delaware Company Certificate specifically permits amendment of the By-laws by the Board of Directors by majority vote in accordance with Delaware Law.

Vote Required for Certain Transactions

D.C. Law requires the holders of two-thirds of the outstanding stock of a D.C. corporation to approve certain mergers, consolidations or sales of all or substantially all the corporation's assets that may occur outside the ordinary course of business, unless, its Articles of Incorporation provide that the holders of a majority of the outstanding stock may approve such transactions. The Company currently has such a provision in its Articles of Incorporation. Under Delaware Law, holders of a majority of the outstanding stock entitled to vote on such transactions have the power to approve a merger, consolidation or sale of all or substantially all the assets of a corporation without a special provision in its certificate of incorporation, unless the certificate of incorporation provides otherwise. Furthermore, in the case of a merger under Delaware Law, shareholders of the surviving corporation do not have to approve the merger at all, unless the certificate of incorporation provides otherwise, if (a) no amendment of the surviving corporation's certificate of incorporation is made by the merger agreement; (b) each outstanding share of the surviving corporation before the merger is unchanged or becomes a treasury share of the surviving corporation and (c) the number of additional shares to be issued by the surviving corporation in the merger does not exceed 20% of the shares outstanding immediately prior to such issuance.

Special vote requirements may apply to certain business combinations with interested stockholders. See the discussion below under the heading "Business Combination Statutes".

Indemnification of Directors and Officers

Delaware Law regarding indemnification by a corporation of its directors and officers both provide that indemnification may be made in connection with non-derivative actions and in connection with derivative actions except where the director or officer is adjudged to be liable to the corporation, unless and only to the extent that, an appropriate court determines that, in view of all the circumstances, such director or officer is fairly and reasonably entitled to such indemnification.

D.C. Law is generally silent to those matters relating to indemnification of directors and officers.

Limitation of Directors' Liability

The Delaware Law permits a corporation to provide in its certificate of incorporation that directors will have limited or no personal liability to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for (i) any breach of the director's duty of loyalty,
(ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) the payment of illegal dividends or distributions, or (iv) any transaction from which the director derived an improper personal benefit. The Delaware Company Certificate contains such a provision.

D.C. Law is generally silent as to limitation on directors' liability, except that it expressly states that directors who vote for or assent for the declaration of any improper dividend, or any dividend that causes the Company to become insolvent, generally will be jointly and severally liable to the Company.

Classification of the Board of Directors

D.C. Law permits a classified board with as many as three classes which classes must be as nearly equal in number as possible.

Delaware Law permits the adoption of a classified board of directors pursuant to which the directors can be divided into as many as three classes, but does not specify a minimum number of directors for each class. Neither the Delaware Company Certificate nor the Company's Charter provides for a classified board.

Number of Directors

Under the Delaware Law, a corporation may have as few as one director and there is no statutory upper limit on the number of directors. The specific number may be fixed in the By-laws or in the certificate of incorporation, but if fixed in the certificate of incorporation, may be changed only by amendment of the certificate of incorporation. If the certificate of incorporation is silent as to the number of directors, the board of directors may fix or change the authorized number of directors pursuant to a provision of the By-laws.

Under the D.C. Law, a corporation must have at least one director, and any higher number may be fixed by the By-laws or by action of the shareholders or of the board of directors under the specific provisions of the By-laws adopted by the shareholders. The number of directors may be increased or decreased by amendment of the By-laws or by action of the shareholders or of the board of directors under the specific provisions of a by-law adopted by the shareholders.

Transactions with Interested Directors; Loans and Guarantees of Obligations of Directors

With regard to establishing the validity of transactions between a corporation and interested directors, Delaware Law requires only the affirmative vote of a majority of the disinterested directors, without requiring that such vote would be sufficient alone to be the act of the board or committee. Moreover, under the Delaware Law, a board of directors may authorize loans or guarantees of indebtedness to employees and officers, including any employee or officer who is a director. D.C. Law is generally silent to this except that it provides that "the board of directors, by the affirmative vote of a majority of the directors then in office, and irrespective of any personal interest of any director, shall have authority to establish reasonable compensation of all directors or services to the corporation as directors, officers, or otherwise." In light of the current pressures on board of directors, especially regarding related transactions and loans to executives and directors, it is the Company's belief that Delaware Law gives clearer guidance to the Company and its in navigating these issues.

Business Combination Statutes

The Delaware Law prohibits any "business combination" (as therein defined) between a Delaware corporation and an "interested stockholder" for three years following the date that the interested stockholder became an interested stockholder unless (i) prior to that time the board of directors approved the business combination or the transaction that resulted in the interested stockholder becoming an interested stockholder, (ii) upon consummation of the transaction that resulted in the interested stockholder becoming an interested stockholder, the interested stockholder held at least 85% of the outstanding voting stock of the corporation (not counting shares owned by officers and directors and certain shares in employee stock plans), or (iii) on or subsequent to such time the business combination is approved by the board of directors and at least two-thirds of the outstanding shares of voting stock not owned by the interested stockholder. The Delaware Law defines "interested stockholder" as any person who beneficially owns, directly or indirectly, 15% or more of the outstanding voting stock of the corporation. D.C. Law has no such corresponding provisions in its statutes.

Inspection of Shareholders' Lists

Under D.C. Law any person or persons who shall be the holders of at least 5% of all outstanding shares of a corporation shall have the right to examine, in person, or by agent or attorney, at any reasonable time or times, for any proper purpose, its record of shareholders and to make extracts therefrom.

Delaware Law permits any shareholder to inspect the shareholders' list for a purpose reasonably related to such person's interest as a shareholder and, during the ten days preceding the shareholders' meeting, for any purpose germane to that meeting.

Dissenters' Rights

As more fully set forth above, D.C. Law provides for dissenters' rights. Shareholders of the Company shall be accorded all rights, privileges and be subject to all of the obligations contained within the District of Columbia Business Company Act regarding dissenters' rights. SHAREHOLDERS SHOULD NOTE THAT IN THE EVENT THAT THE REINCORPORATION BECOMES EFFECTIVE, UNDER DELAWARE LAW AND THE CERTIFICATE OF INCORPORATION OF THE SURVIVING COMPANY, SHAREHOLDERS WILL NO LONGER HAVE DISSENTERS' RIGHTS FOR FUTURE MERGERS OR CONSOLIDATIONS, EXCEPT AS IDENTIFIED IN THE PARAGRAPH IMMEDIATELY BELOW.

Delaware Law provides such appraisal rights only in the case of a shareholder objecting to certain mergers or consolidations, and such appraisal rights do not apply (x) to shareholders of the surviving corporation in a merger if shareholder approval of the merger is not required, or (y) to any class of stock which is either (a) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or (b) held of record by more than 2,000 holders, unless shareholders are required to accept for their shares in the merger or consolidation anything other than Common Stock of the surviving corporation, Common Stock of another corporation that is so listed or held, cash in lieu of fractional shares or any combination of the foregoing.

Notice of the Meeting of Shareholders

D.C. Law provides that written or printed notice of any meeting of the Shareholders of the Corporation, shall in absence of a provision in the By-law specifying a different period of notice, be delivered not less than 10 nor more than 50 days before the date of the meeting. Through a exercise of the permissive element of the statute, the By-laws of the Company currently require that the notice period be not less than 10 nor more than 60 days before the date of the meeting which is consistent with the Delaware Law on this topic.

Redemption of Shares

The D.C. Law generally permits redemption of shares, but no redemption shall be made which will reduce the remaining assets of the corporation to a level below an amount sufficient to pay all of its debts. The Delaware Law permits redeemable shares to be subject to redemption, in accordance with the terms thereof, by the corporation at its option or at the option of the holders thereof, provided that at the time of such redemption the corporation has outstanding shares of at least one class or series with full voting powers that is not subject to redemption.

Holding Company Reorganization

While no analogous provision exists under D.C. Law, the Delaware Law permits a Delaware corporation to reorganize as a holding company without shareholder approval. The reorganization contemplated by the statute is accomplished by merging the subject corporation with or into a direct or indirect wholly owned subsidiary of the corporation and converting the stock of the corporation into stock of another direct or indirect wholly owned subsidiary of the corporation, which would be the new holding company. The statute eliminates the requirement for a shareholder vote on such a merger but contains several provisions designed to ensure that the rights of stockholders are not changed by or as a result of the merger, except and to the extent that such rights could be changed without such shareholder approval under existing law.

YOUR BOARD URGES A VOTE FOR THE APPROVAL OF THE AGREEMENT AND PLAN OF MERGER AND TO CHANGE THE STATE OF INCORPORATION OF THE COMPANY FROM THE DISTRICT OF COLUMBIA TO DELAWARE.

VOTE REQUIRED

TO BE APPROVED AND GO INTO EFFECT, THE APPROVAL OF THE AGREEMENT AND PLAN OF MERGER REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE NUMBER OF SHARES ISSUED AND OUTSTANDING ON THE RECORD DATE. UNLESS OTHERWISE DIRECTED, PROXIES WILL BE VOTED "FOR" APPROVAL OF THIS PROPOSAL.

                                   PROPOSAL 4

              PERMIT ISSUANCE TO WOODWARD OF SHARES OF COMMON STOCK
                             OF THE COMPANY EQUAL TO
                         20% OR MORE OF THE COMMON STOCK
                 OF THE COMPANY OUTSTANDING AS OF MARCH 30, 2001

On March 30, 2001 the Company entered a Stock Purchase Agreement with Woodward (the "2001 Stock Purchase Agreement") for the sale of 1,333,333 shares, wherein the parties agreed to cap any issuance of shares to Woodward at not more than 19.99% of the total issued and outstanding shares of the Company as of such date. This Agreement contained certain Repricing provisions that require us to issue additional shares in the proportion to which the outstanding shares of our Common Stock trade during specified time periods at prices below the $3.76 target price specified in the 2001 Stock Purchase Agreement, as amended to date.

The following table summarizes the possible combined number of shares that may need to be issued to Woodward pursuant to 2001 Stock Purchase
Agreement, as amended, the repricing provisions, which thereby require the approval sought herein. The numbers in the table assume that the per share price shown in the first column, which includes prices that are 75%, 50% and 25% of current market, remains unchanged over a period of eight months. Actual repricings will be based on actual prices during the respective monthly periods, which can be expected to fluctuate.

                                                    Total Number of
                                                    Shares Issuable
                                      Average        on Account of
                                    Market Price       Repricings        Percent of Total
                                       During        Through End of       No. of Shares
                       Number of     Repricing         Respective          Outstanding
        Date             Shares        Period       Repricing Period       (74,128,675)
---------------------- ----------- --------------- ------------------- ---------------------
June 1, 2002            444,444         0.30                5,125,921         6.91%
---------------------- ----------- --------------- ------------------- ---------------------
                        444,444         0.20                7,911,103         10.67%
---------------------- ----------- --------------- ------------------- ---------------------
                        444,444         0.10               16,226,650         21.94%
---------------------- ----------- --------------- ------------------- ---------------------
July 1, 2002            444,444         0.30                5,125,921         6.91%
---------------------- ----------- --------------- ------------------- ---------------------
                        444,444         0.20                7,911,103         10.67%
---------------------- ----------- --------------- ------------------- ---------------------
                        444,444         0.10               16,226,650         21.94%
---------------------- ----------- --------------- ------------------- ---------------------
August 1, 2002          444,445         0.30                5,125,932         6.91%
---------------------- ----------- --------------- ------------------- ---------------------
                        444,445         0.20                7,911,121         10.67%
---------------------- ----------- --------------- ------------------- ---------------------
                        444,445         0.10               16,226,687         21.94%
---------------------- ----------- --------------- ------------------- ---------------------

On or about April 15, 2002, the Company issued to Woodward 6,100,000 additional shares (the "Second Additional Shares") in satisfaction of its obligations with respect to the Sixth Repricing Period of an April 2000 Stock Purchase Agreement with Woodward. With respect to the number of remaining additional shares issuable pursuant to the 2001 Stock Purchase Agreement, the number of shares disclosed in the table above shall be reduced or increased, as the case may be, in three equal installments, the last of which expires in August 2002, by the amount that the number of the Second Additional Shares are greater than (in which case there shall be a reduction) or less than (in which case there shall be an increase) the number of shares exceeding zero determined according to the following formula:

        (3.76- Measurement Period Price) x (333,333)/ Measurement Period Price),

where the Measurement Period Price is the average Closing Bid Price for the during the period commencing on May 1, 2002, and ending twenty (20) Business Days after such date. For the purposes hereof, a Business Day shall be defined as a day when the Principal Market for the Common Stock is open and the Registration Statement, as hereinafter defined, has not been suspended or withdrawn.

Because the repricing described above, is based on a $3.76 target price compared to actual market prices of shares, it is impossible to predict exactly how many more shares we will need to issue to Woodward.

The Company believes that due to the repricing provisions in the 2001 Stock Purchase Agreement, and in light of the current market price of the Company's Common Stock and there was no cap, as shown by the table above, it could own more than the allotted 19.99%.

While these and other repricing provisions have resulted in and will continue to result in the issuance of numerous shares to Woodward, in the absence of any significant revenues, in order for the Company to find a workable financing platform going forward, it believes that it is in the best interests of the Company to take all reasonable means possible to comply with and to act in good faith with regard to those pricing obligations that currently remain.

YOUR BOARD URGES A VOTE FOR THE PROPOSAL THAT PERMITS THE COMPANY TO ISSUE TO WOODWARD SHARES OF COMMON STOCK OF THE COMPANY EQUAL TO 20% OR MORE OF THE COMMON STOCK OF THE COMPANY OUTSTANDING AS OF MARCH 30, 2001.

VOTE REQUIRED

APPROVAL TO PERMIT THE COMPANY TO ISSUE SHARES OF COMMON STOCK TO WOODWARD EQUAL TO 20 PERCENT OR MORE OF OUR COMMON STOCK OUTSTANDING AS OF MARCH 30, 2001 REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST BY SHAREHOLDERS PRESENT AT THE MEETING IN PERSON OR BY PROXY, BUT 1,333,333 VOTES CAST BY WOODWARD, IF THAT MANY VOTES OR MORE ARE CAST BY WOODWARD, WILL NOT BE CONSIDERED FOR DETERMINATION OF THIS PROPOSAL. UNLESS OTHERWISE DIRECTED, PROXIES WILL BE VOTED "FOR" APPROVAL OF THIS PROPOSAL.

                                   PROPOSAL 5

                           PERMIT ISSUANCE TO WOODWARD
                            OF SHARES OF COMMON STOCK
                             OF THE COMPANY EQUAL TO
                         20% OR MORE OF THE COMMON STOCK
                OF THE COMPANY OUTSTANDING AS OF FEBRUARY 1, 2002

On February 1, 2002, the Company executed an agreement with Woodward, LLC ("Woodward") for the private placement of Series A 3% Convertible Preferred Stock (the "Preferred Stock") with a commitment amount of $2,500,000 to support ongoing operations, corporate development and development of its technologies (the "February 1, 2002 Agreement"). On February 1, 2002 the Company amended its Articles of Incorporation to designate 25,000 shares of its preferred stock as "Series A 3% Convertible Preferred Stock" and to establish the preferences, conversion rights, voting powers, restrictions, limitation as to distributions, qualifications, and terms of redemption of the Preferred Stock.

In connection with the initial closing under the Securities Purchase Agreement, which took place on February 6, 2002, we issued 10,000 shares of Preferred Stock for $1,000,000, which is convertible, at the option of shareholder, into shares of Common Stock, of the Company at $.50 per share. The holders of Preferred Stock are entitled to receive dividends at a rate of three percent (3%) per annum of the liquidation preference of $100 per share (the "Liquidation Preference"), which are fully cumulative, prior and in preference to any declaration or payment of any dividend (payable other than in shares of Common Stock) or other distribution on the Common Stock of the Company. The dividends on the Preferred Stock accrue from the date of issuance of each share and are payable semi-annually on June 30 and December 30 of each year commencing on June 30, 2002. The dividends on the Preferred Stock are payable only when, as and if declared by the Board of Directors out of funds legally available therefore. Moreover, holders of the Preferred Stock are entitled to a preferred distribution in the event of a liquidation, dissolution or winding up.

The three closing dates for the sale of the remaining balance of $1,500,000 of the $2,500,000 commitment were set for May 30, 2002, August 30, 2002 and November 30, 2002. Woodward purchased an additional $500,000 of the commitment amount ahead of schedule and, pursuant to an Amendment dated April 12, 2002, subject to the terms and conditions of the Securities Purchase Agreement and the other transaction documents, will purchase the balance of the Preferred Stock in installments of $500,000 on each of the two remaining additional closing dates, which shall be (i) the later of the filing of a registration statement on S-3 registering, among other things, the shares of Common Stock issuable upon conversion of the Preferred Stock, or May 15, 2002 and (ii) November 30, 2002. These closings are subject to customary conditions to closing, including but not limited to, the issuance and delivery of the subject securities, reaffirmation of all representations and warranties of the Company made in the Securities Purchase Agreement, issuance of an opinion by the Company's counsel, timely issuance of all shares pursuant to the Repricing Agreement, availability and reservation of shares for issuance under the Securities Purchase Agreement and a representation and warranty that there has been no material adverse change to the business, operations or financial condition of the Company.

REPRICING RIGHTS AGREEMENT

As part of the Securities Purchase Agreement, the Company also executed a Repricing Rights Agreement (the "Repricing Agreement"). Under the Repricing Agreement, upon conversion of the Preferred Stock into shares of Common Stock pursuant to the terms of the Preferred Stock, the Common Stock is subject to repricing. Upon conversion of the Preferred Stock into Common Stock, the earliest tranche of which is convertible no earlier than September 1, 2002, Woodward has the right to have additional shares of Common Stock issued to it to the extent that during the month immediately following conversion of the Preferred Stock the market price of the Company's outstanding shares is not at least equal to a specified price in excess of the original issue price. Pursuant to these reset provisions, during each repricing period pursuant to the Repricing Agreement, if the average of the lowest Closing Bid Prices for any five (5) trading days (not necessarily consecutive) during a such repricing period (the "Repricing Price") is not equal to or greater than the target price set by the Repricing Agreement (the "Target Price"), then the Company shall issue to Woodward the number of additional shares of Common Stock as determined by the following formula: (Target Price-Repricing Price) multiplied by (the number of the repriced shares pursuant to the Repricing Agreement) divided by the Repricing Price. The initial Target Price is $3.618 per share.

Additionally, the Company has also agreed to make its best reasonable efforts to increase the authorized capital from 100,000,000 shares of Common Stock, par value $.00025 per share to 200,000,000 shares. In the event of such increase, the Company has agreed to authorize and reserve for issuance, free from pre-emptive rights, 10,000,000 shares of Common Stock for purposes of issuance of the shares for the above repricing agreement.

Under the February 1, 2002 Agreement, the parties agreed to cap the percent ownership of the Company that upon conversion of its Series A 3% Convertible Preferred Stock into Common Stock, Woodward could own at any one time not more than 19.99% of the total issued and outstanding shares of the Company. The Company believes that due to the pricing provisions in the Preferred Stock Purchase Agreement, and in light of the current market price of the Company's Common Stock if Woodward were to convert a certain amount of the Preferred Stock due to it under this agreement and there was no cap, it could own more than the allotted 19.99% (See the table below).

The following table summarizes the possible combined number of shares that may need to be issued to Woodward pursuant to February 1, 2002 Agreement, as amended, the repricing provisions and the exercise prices of our outstanding options and warrants, which thereby require the approval sought herein. The numbers in the table assume that the per share price shown in the first column, which includes prices that are 75%, 50% and 25% of current market, remains unchanged over a period of eight months. Actual repricings will be based on actual prices during the respective monthly periods, which can be expected to fluctuate.

----------------------- ---------- --------------- -------------------- ---------------------
                                                     Total Number of
                                      Average      Shares Issuable on
                                    Market Price       Account of         Percent of Total
                                       During      Repricings Through      No. of Shares
                        Number       Repricing      End of Respective       Outstanding
         Date           of Shares      Period       Repricing Period        (74,128,675)
 ---------------------- ---------- --------------- -------------------- ---------------------
 October 1, 2002        515,000         0.30                 5,695,900         7.68%
 ---------------------- ---------- --------------- -------------------- ---------------------
                        515,000         0.20                 8,801,350         11.87%
 ---------------------- ---------- --------------- -------------------- ---------------------
                        515,000         0.10                18,117,700         24.44%
 ---------------------- ---------- --------------- -------------------- ---------------------
 November 1, 2002       515,000         0.30                 5,695,900         7.68%
 ---------------------- ---------- --------------- -------------------- ---------------------
                        515,000         0.20                 8,801,350         11.87%
 ---------------------- ---------- --------------- -------------------- ---------------------
                        515,000         0.10                18,117,700         24.44%
 ---------------------- ---------- --------------- -------------------- ---------------------
 December 1, 2002       515,000         0.30                 5,695,900         7.68%
 ---------------------- ---------- --------------- -------------------- ---------------------
                        515,000         0.20                 8,801,350         11.87%
 ---------------------- ---------- --------------- -------------------- ---------------------
                        515,000         0.10                18,117,700         24.44%
 ---------------------- ---------- --------------- -------------------- ---------------------
 January 1, 2003        515,000         0.30                 5,695,900         7.68%
 ---------------------- ---------- --------------- -------------------- ---------------------
                        515,000         0.20                 8,801,350         11.87%
 ---------------------- ---------- --------------- -------------------- ---------------------
                        515,000         0.10                18,117,700         24.44%
 ---------------------- ---------- --------------- -------------------- ---------------------
 February 1, 2003       515,000         0.30                 5,695,900         7.68%
 ---------------------- ---------- --------------- -------------------- ---------------------
                        515,000         0.20                 8,801,350         11.87%
 ---------------------- ---------- --------------- -------------------- ---------------------
                        515,000         0.10                18,117,700         24.44%
 ---------------------- ---------- --------------- -------------------- ---------------------
 March 1, 2003          515,000         0.30                 5,695,900         7.68%
 ---------------------- ---------- --------------- -------------------- ---------------------
                        515,000         0.20                 8,801,350         11.87%
 ---------------------- ---------- --------------- -------------------- ---------------------
                        515,000         0.10                18,117,700         24.44%
 ---------------------- ---------- --------------- -------------------- ---------------------
 April 1, 2003          515,000         0.30                 5,695,900         7.68%
 ---------------------- ---------- --------------- -------------------- ---------------------
                        515,000         0.20                 8,801,350         11.87%
 ---------------------- ---------- --------------- -------------------- ---------------------
                        515,000         0.10                18,117,700         24.44%
 ---------------------- ---------- --------------- -------------------- ---------------------
 May 1, 2003            515,000         0.30                 5,695,900         7.68%
 ---------------------- ---------- --------------- -------------------- ---------------------
                        515,000         0.20                 8,801,350         11.87%
 ---------------------- ---------- --------------- -------------------- ---------------------
                        515,000         0.10                18,117,700         24.44%
 ---------------------- ---------- --------------- -------------------- ---------------------
 June 1, 2003           515,000         0.30                 5,695,900         7.68%
 ---------------------- ---------- --------------- -------------------- ---------------------
                        515,000         0.20                 8,801,350         11.87%
 ---------------------- ---------- --------------- -------------------- ---------------------
                        515,000         0.10                18,117,700         24.44%
 ---------------------- ---------- --------------- -------------------- ---------------------
 July 1, 2003           515,000         0.30                 5,695,900         7.68%
 ---------------------- ---------- --------------- -------------------- ---------------------
                        515,000         0.20                 8,801,350         11.87%
 ---------------------- ---------- --------------- -------------------- ---------------------
                        515,000         0.10                18,117,700         24.44%
 ---------------------- ---------- --------------- -------------------- ---------------------

Because the repricing described above, is based on a $3.618 target price compared to actual market prices of shares, it is impossible to predict exactly how many shares we will need to issue to Woodward. However, pursuant to this repricing agreement, upon conversion, all of the Common Stock issued to Woodward is subject to repricing. Upon conversion of the Preferred Stock into Common Stock, the earliest tranche of which is convertible no earlier than September 1, 2002, Woodward, LLC has the right to have additional shares of Common Stock issued to it to the extent that during the month immediately following conversion of the Preferred Stock the market price of the Company's outstanding shares is not at least equal to an initial target price of $3.618. As is evident from the table above, there are potentially foreseeable situations where the Company will be obligated to issue more than 20% of the outstanding shares to Woodward.

While these and other repricing provisions have resulted in and will continue to result in the issuance of numerous shares to Woodward, in the absence of any significant revenues, in order for the Company to find a workable financing platform going forward, it believes that it is in the best interests of the Company to take all reasonable means possible to comply with and to act in good faith with regard to those remaining pricing obligations.

YOUR BOARD URGES A VOTE FOR THE PROPOSAL THAT PERMITS THE COMPANY TO ISSUE TO WOODWARD SHARES OF COMMON STOCK OF THE COMPANY EQUAL TO 20% OR MORE OF THE COMMON STOCK OF THE COMPANY OUTSTANDING AS OF FEBRUARY 1, 2002.

VOTE REQUIRED

APPROVAL TO PERMIT THE COMPANY TO ISSUE SHARES OF COMMON STOCK TO WOODWARD EQUAL TO 20 PERCENT OR MORE OF OUR COMMON STOCK OUTSTANDING AS OF FEBRUARY 1, 2002 REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST BY SHAREHOLDERS PRESENT AT THE MEETING IN PERSON OR BY PROXY. UNLESS OTHERWISE DIRECTED, PROXIES WILL BE VOTED "FOR" APPROVAL OF THIS PROPOSAL.

                                   PROPOSAL 6

                    PERMIT ISSUANCE TO JENKS & KIRKLAND, LTD.
                            OF SHARES OF COMMON STOCK
                             OF THE COMPANY EQUAL TO
                         20% OR MORE OF THE COMMON STOCK
               OF THE COMPANY OUTSTANDING AS OF FEBRUARY 22, 2002

OVERVIEW

         On February 22, 2002, we entered into a financing agreement with Jenks & Kirkland, Ltd. ("J&K"), providing for the potential future issuance and sale of shares of our Common Stock. The agreement is referred to in this proxy statement as the Private Equity Agreement. The following description of the Private Equity Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the Private Equity Agreement, which has been previously filed with the Commission.

Pursuant to the Private Equity Agreement, the Company, at its option, can sell to J&K up to $10 million of its common shares over a period of two years. Upon payment into escrow according to the Private Equity Agreement, the Company will issue shares of Common Stock and deliver the same into escrow. The right to require J&K to purchase shares of our Common Stock pursuant to the Private Equity Agreement is referred to as a "Put." The common shares to be sold must be registered. Each sale is limited to a maximum Put amount which is the lesser, with respect to any Put, of (i) the lesser of (a) One Million Dollars ($1,000,000), or (b) two hundred (200%) percent of the weighted average volume on the primary exchange (currently the American Stock Exchange) for the twenty
(20) trading days immediately preceding the Put notice date, (ii) the maximum amount of Common Stock that may be issued without the approval of the Company's Shareholders according to the rules and regulations of the primary exchange, or
(iii) the amount specified in Section 7.2(j) of the agreement, which limits the aggregate number of Common Stock owned by J&K to less than 9.9% of the total issued and outstanding shares of Eurotech Common Stock and is subject to various other limitations and restrictions. In addition, the Private Equity Agreement provides for a "trading cushion" which provides for a minimum of 15 trading days between Put dates, unless a shorter period is agreed to by the Company and J&K.

The initial sale price of the Common Stock is based on 90% of the weighted average of the lowest three days closing prices of our Common Stock during the 10 trading days immediately following the Put notice date. In addition to the Put shares, the Company shall issue to J&K a certain number of shares of common stock of the Company, if the Company exercises its right to declare a Blackout Period (during which J&K may not sell or offer to sell its shares of common stock of the Company acquired in the Private Equity Agreement) upon the occurrence of a potential material event affecting the Company and a corresponding decrease in the bid price of the shares of Common Stock of the Company on the day following such exercise. The number of shares to be issued will be based upon the number of Put shares held by J&K, the decreased bid price and the number of remaining Put shares not held by J&K. We are under no obligation to issue any minimum number of Put requests. However, if we do not sell to J&K at least $1,000,000 worth of Common Stock pursuant to the Private Equity Agreement, we will be obligated to issue to J&K a warrant to purchase 50,000 shares of Common Stock at $0.35 per share.

                    NECESSARY CONDITIONS BEFORE WE MAY ISSUE
            A PUT NOTICE AND J&K IS OBLIGATED TO PURCHASE OUR SHARES

         The following conditions must be satisfied before we may issue a Put Notice and J&K is obligated to purchase the shares of Common Stock that we wish to sell:

         - a registration statement covering the resale of shares of our common stock purchased under the Private Equity Agreement must have been declared effective by the SEC and must remain effective as of each date on which a closing of a purchase and sale of shares occurs;

         - neither we nor J&K can have received notice that the SEC has issued or intends to issue a stop order or has otherwise suspended or withdrawn the effectiveness of the registration statement or has threatened or intends to do so;

         - our representations and warranties to J&K contained in the Private Equity Agreement must be true and correct in all material respects as of the date they have been made and on each date we issue a Put Notice, if not specified otherwise in the representation;

         - we must have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Private Equity Agreement and the related registration rights agreement between us and J&K and we must not be in default under any of those agreements;

         - no statute, rule, regulation, executive order, decree, ruling or injunction may be in effect and no proceeding may have been commenced which affects any of the transactions contemplated by the Private Equity Agreement;

         - since the date of filing of the Company's most recent SEC Document, no event that had or is reasonably likely to have a Material Adverse Effect can have occurred;

         - for the twenty (20) Trading Days immediately preceding the Put Date, the Weighted Average Volume of the Common Stock on the Principal Market shall exceed $50,000.

         - the trading of our Common Stock must not have been suspended by the SEC, the principal market for our Common Stock or the National Association of Securities Dealers and the Common Stock must be approved for listing or quotation and must not have been delisted;

         - we must not have any knowledge of any event that could reasonably be expected to cause the registration statement to become ineffective and is likely to occur within the valuation period following the Put Notice;

         - the maximum number of shares that we might sell under such Put Notice must not cause the total number of all common shares issued under the Private Equity Agreement to exceed 9.9% of our total shares outstanding on the date of each Closing Date; and

         - our outside counsel must have delivered an opinion letter that is typical of "10b-5" letters in form and substance at the time(s) and in the form specified in the Private Equity Agreement.

We have further agreed:

         - not to disclose any material nonpublic information to J&K without disclosing the information to the public, unless we identify this information as material nonpublic information and give J&K an opportunity to accept or refuse the information; and

         - to issue, and have issued, a press release describing the material terms of the Private Equity Agreement as soon as practicable following the closing date, to file a Current Report on Form 8-K with the SEC and not to make any other public disclosure related to the Private Equity Agreement without consent by J&K if not required by law.

                       LIMITED GRANT OF REGISTRATION RIGHTS

We granted registration rights to J&K to enable it to resell the shares of Common Stock it purchases under the Private Equity Agreement pursuant to the to-be-filed registration statement. We agreed to use our commercially reasonable efforts to file, as necessary, one or more post-effective amendments to the registration statement filed in conjunction with the Registration Rights Agreement.

     With regard to the registration statement we further agreed to:

         - Prepare and file with the SEC, a Registration Statement with respect to not less than the number of Registrable Securities, and, thereafter, use all diligent efforts to cause the Registration Statement relating to the Registrable Securities to become effective; and keep the Registration Statement effective at all times until the earliest of (i) the date that is eighteen (18) months after the last Closing Date under the Equity Agreement, (ii) the date when the Investor may sell all Registrable Securities under Rule 144(k) without volume limitations, or (iii) the date the Investor no longer owns any of the Registrable Securities (collectively, the "Registration Period"); and

In addition, we have agreed to take certain actions to facilitate the sale by J&K of the shares purchased under the Private Equity Agreement pursuant to Rule 144 of the Securities Act, including:

         - maintaining the registration of our Common Stock under Section 12 of the Exchange Act;

         - filing all reports required under the Securities Act and Exchange Act; and

         - taking such further action as J&K may reasonably request to enable it to sell the shares covered by this prospectus without registration under Rule 144.

                      WHY WE NEED THE SHAREHOLDER APPROVAL

As mentioned above, pursuant to this Private Equity Agreement, we have the option to require J&K to purchase up to $10,000,000 worth of securities. However, due to the price of the securities, without the shareholder approval sought herein, we are restricted by the Rules of the American Stock Exchange to sell no more than 19.99% of the total outstanding shares of the Company which in turn limits and restricts our ability to utilize this funding source for operations. While we may never use the entire $10,000,000 that is available to be put, the approval of this provision is essential to safeguard this ability to sell shares against a significant drop in the shares price. Therefore, we seek the approval sought in this proposal 6.

YOUR BOARD URGES A VOTE FOR THE PROPOSAL THAT PERMITS THE COMPANY TO ISSUE TO J&K SHARES OF COMMON STOCK OF THE COMPANY EQUAL TO 20% OR MORE OF THE COMMON STOCK OF THE COMPANY OUTSTANDING AS OF FEBRUARY 22, 2002.

VOTE REQUIRED

APPROVAL TO PERMIT THE COMPANY TO ISSUE SHARES OF COMMON STOCK TO J&K EQUAL TO 20 PERCENT OR MORE OF OUR COMMON STOCK OUTSTANDING AS OF FEBRUARY 22, 2002 REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST BY SHAREHOLDERS PRESENT AT THE MEETING IN PERSON OR BY PROXY, BUT ANY VOTES CAST BY J&K WILL NOT BE CONSIDERED FOR DETERMINATION OF THIS PROPOSAL. UNLESS OTHERWISE DIRECTED, PROXIES WILL BE VOTED "FOR" APPROVAL OF THIS PROPOSAL.

                             ITEM OF BUSINESS NO. 7

               APPROVAL OF THE 2002 CONSOLIDATED STOCK OPTION PLAN

In 1995, we adopted the 1995 Incentive Stock Option Plan to authorize the Board of Directors to issue options on up to 500,000 shares of Common Stock. The 1995 Stock Option Plan was approved at the time by the shareholders, which did not then include any public shareholders. No options were actually issued under the 1995 Stock Option Plan until 1999, when, first, the Board awarded an option, intended to be an incentive stock option, on 50,000 shares to the Corporate Secretary, and then, in August 1999, options on 450,000 shares to the directors themselves, who then included Dr. David Wilkes and did not include Mr. Hahnfeldt.

Also, in August 1999, the Board of Directors adopted the 1999 Incentive Stock Option Plan to authorize the Board of Directors or a committee thereof to issue options on up to an additional 750,000 shares. In June 2000, the Shareholders approved the 1999 Incentive Stock Option Plan. To date, the Board has granted and issued options to Eurotech employees and consultants to purchase 735,000 of 750,000 shares in this plan at exercise prices of $.71 to $4.00.

On April 30, 2002, the Board of Directors approved, subject to shareholder approval, the 2002 Consolidated Stock Option Plan (the "Plan"), which the Board believes to be desirable to attract and retain executive and other key employees of outstanding ability; options under the Plan may also be granted to directors, advisors, and consultants. We have attached a copy of the Plan as Exhibit C to this proxy statement. The maximum aggregate number of shares that may be sold under the Plan is 6,000,000 shares of Common Stock.

The Plan is currently administered by the Board, which may empower a committee to administer the Plan. The Board is generally empowered to interpret the Plan, prescribe rules and regulations relating thereto, determine the terms of the option agreements, amend them with the consent of the optionee, determine the individuals to whom options are to be granted, and determine the number of shares subject to each option and the exercise price thereof. The per share exercise price for options granted under the Plan is determined by the Board, provided that the exercise price of incentive stock options will not be less than 100% of the fair market value of a share of the Common Stock on the date the option is granted (110% of fair market value on the date of grant of an incentive stock option if the optionee owns more than 10% of our Common Stock.). Upon exercise of an option, the optionee may pay the purchase price with previously acquired securities of the Company, or at the discretion of the Board, we may lend some or all of the purchase price to the optionee.

YOUR BOARD OF DIRECTORS URGES A VOTE OF FOR APPROVING, ADOPTING AND RATIFYING THE 2002 CONSOLIDATED STOCK OPTION PLAN. UNLESS YOU ALSO APPROVE THE RECOMMENDED INCREASE IN THE NUMBER OF OUR AUTHORIZED COMMON SHARES (ITEM OF BUSINESS NO. 3 ABOVE), THERE WILL NOT BE ENOUGH COMMON STOCK AVAILABLE TO RESERVE FOR ISSUANCE UNDER THE 2002 CONSOLIDATED STOCK OPTION PLAN.

VOTE REQUIRED

APPROVAL OF THE 2002 CONSOLIDATED STOCK OPTION PLAN REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST BY SHAREHOLDERS PRESENT AT THE MEETING IN PERSON OR BY PROXY. UNLESS OTHERWISE DIRECTED, PROXIES WILL BE VOTED "FOR" APPROVAL OF THIS PROPOSAL.

                             ITEM OF BUSINESS NO. 8

                                 OTHER BUSINESS

We do not know of any other item of business that may come before the meeting, except a motion to adjourn. If at the meeting a sufficient number of votes are not cast to adopt one or more of the items proposed for adoption, the persons named in the accompanying form of proxy may vote to adjourn the meeting to another specific date and time to permit continued solicitation of proxies.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table shows the compensation of the current Chief Executive Officer, former Chief Executive Officer, and the four most highly compensated executive officers other than the Chief Executive Officer. Other than the executive officers listed below, no other executive officer was compensated in excess of $100,000 during 2001.

                                 SUMMARY COMPENSATION TABLE EXECUTIVE OFFICERS
                                                                                         Long-term
                                            Annual Compensation                          Compensation
----------------------------------------------------------------------------------------------------------------------
             (a)                                                        (e)                             (g) Stock
          Name and              (b)        (c)          (d)         Other Annual    (f) Restricted    Option/Warrant
     Principal Position         Year   Salary ($)     Bonus($)    Compensation ($)    Stock Awards        Awards
------------------------------ ------- ------------ ------------- ----------------- ---------------- -----------------
Todd J. Broms                   2000        -            -               -                 -                -
President and CEO (1)           2001        -            -               -                 -             100,000
------------------------------ ------- ------------ ------------- ----------------- ---------------- -----------------
Don V. Hahnfeldt,               2000    $142,231      $78,000            -                 -             100,000
Former President and CEO (2)    2001    $138,091    $28,000 (aa)      $12,215              -             100,000
------------------------------ ------- ------------ ------------- ----------------- ---------------- -----------------
Jeffrey W. Stephen,             2000    $103,385         -            $80,621              -             325,000
Former Senior Vice President    2001    $121,436         -            $33,020              -                -
and COO (3)
------------------------------ ------- ------------ ------------- ----------------- ---------------- -----------------
Jon W. Dowie,                   2000     $99,385      $30,000            -                                  -
Former Vice President,          2001    $159,923         -             $7,339        $11,000 (bb)        100,000
Treasurer and CFO (4)
------------------------------ ------- ------------ ------------- ----------------- ---------------- -----------------
Paul Childress, Vice            2000        -            -               -                 -                -
President, Nuclear and          2001    $151,596         -             $9,654              -              50,000
Environmental Division
(NETS) (5)
------------------------------ ------- ------------ ------------- ----------------- ---------------- -----------------

(aa) During 2001, Mr. Hahnfeldt received payment of $28,000 of the $78,000 deferred bonus, leaving $50,000 in a deferred status.

(bb) Mr. Dowie owned 10,000 restricted shares as of the fiscal-year-end December 31, 2001. The value of his restricted shares are calculated by multiplying 10,000 shares by the December 31, 2001's closing price of $1.10.

(Notes regarding the above-listed executives follow)

(1) Mr. Broms serves as our President and Chief Executive Officer as of March 1, 2002. His employment agreement grants him an annual salary of $210,000. His designee, Broms Holdings LLC also received a ten-year option to purchase 1,300,000 shares, of which 775,000 shares will have vested as of June 1, 2002 with the rest to vest at a rate of 25,000 shares per month, at a price equal to the closing price of the Company's stock on the date of the grant, which was $.50. Mr. Broms will receive an annual bonus to be determined at the discretion of the Board of Directors to be paid on or before December 31 of each year. Before becoming President and Chief Executive Officer, Mr. Broms served as advisor to Eurotech, Ltd. (October 1, 2001 to February 28, 2002). For these services, the Company granted to him a warrant to purchase 100,000 shares of its Common Stock at an exercise price of $.34 and paid him $39,000 from October 2001 thru February 2002. The warrants vested immediately and expire in 10 years from the grant date.

(2) Mr. Hahnfeldt is our current Executive Vice President as of March 1, 2002. His new employment agreement, which supercedes and terminates all prior agreements, grants him an annual salary of $180,000, $6,000 annually for automobile allowance, and $4,800 annually for medical and dental coverage. He also received a ten-year option to purchase 1,000,000 shares, of which 580,000 shares will have vested as of June 1, 2002 and the rest will vest at a rate of 20,000 per month, at a price equal to the closing price of the Company's stock on the date of the grant, which was $.50. Mr. Hahnfeldt will receive an annual bonus to be determined at the discretion of the Board of Directors to be paid on or before December 31 of each year. Prior to assuming the duties of Executive Vice President, Mr. Hahnfeldt was our President and CEO, serving since July 15, 1999. He was initially paid a salary of $104,000 per year, beginning on the date on which he was employed by us and took office as President. He also received a five-year warrant to purchase 50,000 shares of our Common Stock at $1.00 per share. On September 1, 1999, Mr. Hahnfeldt was awarded, under the 1999 Stock Option Plan, an option to purchase 150,000 shares at $.71. In November, 1999, Mr. Hahnfeldt entered into a three-year employment contract with us that provided for base compensation in the first contract year of $104,000; in the second contract year, the sum of that amount plus the bonus awarded to him in the first contract year; and in the third contract year, that amount plus the bonus awarded to him in the second contract year. The bonus to which Mr. Hahnfeldt was entitled in each contract year was an amount, not to exceed 50% of base salary, determined by applying to that year's base salary the percentage by which the market price of our Common Stock had increased between the beginning and the end of the contract year. The first contract year ended on November 5, 2000, but no bonus was paid to Mr. Hahnfeldt which respect to that year because he deferred his bonus of $78,000. In addition, for each contract year Mr. Hahnfeldt was issued a five-year warrant to purchase 100,000 shares of our Common Stock for $1.00, $2.00, and $3.00 per share, successively. In July, 2000, our Board of Directors increased Mr. Hahnfeldt's salary to $3,700 per week, where it remained until February 28, 2002.

(3) Mr. Stephen was our Senior Vice President and Chief Operating Officer, having joined us on May 3, 2000. During 2000, his annual salary was $160,000, and we paid him $80,621 in connection with his move and relocation to Eurotech headquarters. During 2000, Mr. Stephen was issued ten-year non-qualified stock options to purchase a total 325,000 shares of our Common Stock. Mr. Stephens resigned from the company effective June 30, 2001.

(4) Mr. Dowie was our Vice President, Treasurer, and Chief Financial Officer, having joined us on February 7, 2000. He was initially hired at an annual salary of $100,000 and was granted an initial bonus of 10,000 shares of our Common Stock and $10,000 cash. His annual salary was increased to $140,000 on September 15, 2000, and he was awarded a bonus of $20,000. On January 1, 2001, Mr. Dowie was issued two, five-year incentive stock options to purchase 100,000 shares in total (50,000 shares for each option). Mr. Dowie's contract was not renewed and he subsequently resigned from the company effective December 31, 2001.

(5) Mr. Childress is our current Vice President, Nuclear and Environmental Division ("NETS"), effective January 1, 2001. He was initially paid a salary of $175,000 per year and awarded, under the 1999 Stock Option Plan, an option to purchase 50,000 shares at $2.50. Starting October 1, 2001 and ending November 30, 2001 (nine weeks), thirty-three percent of his $6,731 bi-weekly salary was deferred, $10,096 in total. Starting December 1, 2001, his annual salary was decreased to $96,000, and he will also receive 1.75 percent of gross revenue of NETS with a markup of thirty percent or greater, or 0.75 percent of gross revenue with a markup between zero to thirty percent.

OPTION GRANTS IN THE LAST FISCAL YEAR

The following table provides information concerning grants of options to purchase of shares of our Common Stock made during the year ended December 31, 2001 to the executive officers named in the above compensation table.

----------------------------- ----------------- ------------ ----------- ------------- ---------------------
                                                % OF TOTAL
                                 NUMBER OF        OPTIONS
                                   SHARES         GRANTED TO
                                 UNDERLYING       EMPLOYEES   EXERCISE                       GRANT DATE
                              OPTIONS/WARRANTS    IN FISCAL   PRICE PER    EXPIRATION         PRESENT
            NAME                  GRANTED         YEAR (5)      SHARE         DATE             VALUE
----------------------------- ----------------- ------------ ----------- ------------- ---------------------
Jon W. Dowie (1)                        50,000     9.1%           $1.50    1/1/2006        $59,000 (7)
                                        50,000     9.1%           $2.50    1/1/2006        $56,000 (7)
----------------------------- ----------------- ------------ ----------- ------------- ---------------------
Paul Childress (2)                      50,000     9.1%           $2.50    1/1/2006        $59,000 (7)
                                        75,000     13.6%          $2.75    1/1/2007        $84,000 (7)
                                        75,000     13.6%          $3.00    1/1/2008        $82,500 (7)
                                        75,000     13.6%          $3.50    1/1/2009        $81,000 (7)
----------------------------- ----------------- ------------ ----------- ------------- ---------------------

(1) Mr. Dowie was issued two five-year incentive stock options to purchase a total of 100,000 shares of our Common Stock as follows: (i) 50,000 shares at $1.50 per share, exercisable on January 1, 2001, and (ii) 50,000 shares at $2.50 per share, exercisable on June 30, 2001.
(2) Mr. Paul Childress was issued four five-year non-qualified stock options to purchase a total of 275,000 shares of our Common Stock as follows: (i) 50,000 shares at $2.50 per share, exercisable on January 1, 2001, (ii) 75,000 shares at $2.75 per share, exercisable on January 1, 2002, (iii) 75,000 shares at $3.00 per share, exercisable on January 1, 2003, and (iv) 75,000 shares at $3.50 per share, exercisable on January 1, 2004.
(3) The Company issued 450,000 stock options employees in 2001 and 100,000 warrants. No restricted stock was issued to employees in 2001.
(4) In accordance with SEC rules, the Black-Scholes option pricing model was chosen to estimate the grant date present value of the options set forth in this table. The Company does not believe that the Black-Scholes model, or any other model, can accurately determine the value of an option. Accordingly, there is no assurance that the value realized by an executive, if any, will be at or near the value estimated by the Black-Scholes model. Future compensation resulting from the option grants is based solely on the performance of the Company's stock price. Notwithstanding the foregoing, this value was determined using the standard application of the Black-Scholes option methodology using the following assumptions: grant date - October 1, 2001, volatility - 59.95%; dividend yield - 0.0%; and a risk-free rate of return of 3.02% based on options being outstanding for a ten-year term.
(5) This value was determined using the standard application of the Black-Scholes option methodology using the following assumptions: grant date - January 1, 2001, volatility - 126.61%; dividend yield - 0.0%; and a risk-free rate of return of 5.41% based on options being outstanding for a five-year term.
(6) This value was determined using the standard application of the Black-Scholes option methodology using the following assumptions: grant date - August 28, 2000, volatility - 51.66%; dividend yield - 0.0%; and a risk-free rate of return of 3.50% based on options being outstanding for a five-year term

OPTION AND WARRANT EXERCISES AND 2001 FISCAL YEAR-END OPTION VALUES

         The following table provides information concerning the exercise of stock options during the year ended December 31, 2001, and the value of options held as of such date by the named executive officers.

------------------------- ------------ ----------- ------------------------------- ------------------------------
                                                       NUMBER OF SECURITIES                   (aa)
                                                       UNDERLYING UNEXERCISED          VALUE OF UNEXERCISABLE
                          NUMBER OF                   OPTION/WARRANT AT DEC 31,      IN-THE-MONEY OPTION/WARRANT
                            SHARES                            2001 (#)                          AT
                           ACQUIRED                                                      DEC 31, 2001 ($)
                             UPON       VALUE ($)
          NAME            EXERCISE(#)   RECEIVED    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
------------------------- ------------ ----------- -------------- ---------------- ------------- ----------------
Don V. Hahnfeldt                                      50,000 (2)                        $17,500
                                                     150,000 (3)                        $58,500
                                                     100,000 (4)                        $10,000
                                                     100,000 (5)                             $0
                                                     100,000 (6)                             $0
------------------------- ------------ ----------- -------------- ---------------- ------------- ----------------
Jeffrey W. Stephen                                    25,000 (4)                         $2,500
                                                     100,000 (7)                             $0
                                                     100,000 (6)          100,000            $0               $0
------------------------- ------------ ----------- -------------- ---------------- ------------- ----------------
Jon W. Dowie                                          50,000 (8)                             $0
                                                      50,000 (7)                             $0
------------------------- ------------ ----------- -------------- ---------------- ------------- ----------------
Paul Childress                                        50,000 (7)                             $0
                                                      75,000 (9)                             $0
                                                                           75,000                             $0
                                                                           75,000                             $0
------------------------- ------------ ----------- -------------- ---------------- ------------- ----------------

         (aa) Closing price on December 31, 2001 was $1.10
         (1)      Exercise Price is $.34
         (2)      Exercise Price is $.75
         (3)      Exercise Price is $.71
         (4)      Exercise Price is $1.00
         (5)      Exercise Price is $2.00
         (6)      Exercise Price is $3.00
         (7)      Exercise Price is $2.50
         (8)      Exercise Price is $1.50
         (9)      Exercise Price is $2.75

MARKET VALUE OF THE SECURITIES UNDERLYING THE OPTION GRANTS

The stock of the Company's shares of Common Stock closed at $0.32 per share at the close of trading on April 26, 2002.

FEDERAL INCOME TAX CONSEQUENCES

         STOCK OPTION AWARDS--The granting of Incentive Stock Options or nonqualified Stock Options does not result in taxable income to the optionee at the time of the grant, unless the options have a readily ascertainable value.

The exercise of a nonqualified Stock Option award will result in taxable income to the optionee on the date of the exercise. The amount by which the market price exceeds the exercise price would be taxable as ordinary income. The amount that must be withheld because of the exercise may be paid either through cash payment at the time of exercise or through share withholding. If such an election is made, the optionee will be liable for taxes on the full value of the shares plus any accumulated dividends at their value upon distribution. The Company will receive a tax deduction for the compensation expense which corresponds to the compensation gain resulting from the exercise of the nonqualified Stock Options.

The exercise of an Incentive Stock Option will not result in taxable income to the optionee at the time of the exercise. Rather, the optionee will incur a capital tax gains liability upon the sale of the difference between the exercise price and the sale price. However, if the optionee disposes of the stock within two years of the date the option was granted and one year after the option is exercised the gain will be taxed as ordinary income. The Company will not receive a tax deduction for the resulting gain.

         RESTRICTED STOCK AWARDS--The granting of an award of Restricted Stock does not result in taxable income to the recipient unless the recipient elects to report the award as taxable income under Section 83(b) of the Internal Revenue Code. Absent such an election, the value of the award is considered taxable income once it is vested and distributed. Dividends are paid concurrent with, and in an amount equal to, ordinary dividends, and are taxable as paid. If a Section 83(b) election is made, the recipient recognizes ordinary income in the amount of the total value on the date of grant and the company receives a corresponding tax deduction. Any gain or loss subsequently experienced will be a capital gain or loss to the recipient and the company will not receive an additional tax deduction.

COMPENSATION OF DIRECTORS

          At the beginning of 2001, the Board was comprised of Mr. Chad A. Verdi (then Chairman), Mr. Don V. Hahnfeldt, Dr. Randolph A. Graves, Jr., Mr. Simon Nemzow, and Dr. Leonid Khotin. On October 12, 2000, the Board approved compensation for non-employee directors (Mr. Chad A. Verdi, Mr. Simon Nemzow, and Dr. Leonid Khotin) in the amount of $6,600 per calendar quarter, which is paid in monthly installments of $2,200. The employee members of the Board, Dr. Graves and Mr. Hahnfeldt, receive $3,000 per calendar quarter for their services on the Board, which is paid in monthly installments of $1,000. On February 26, 2002, the Board approved the nomination of Mr. Don V. Hahnfeldt to become Chairman and Mr. Chad A. Verdi to become Vice Chairman, effective March 1, 2001. At the Company's Annual Meeting of its Shareholders held on March 29, 2002, the Shareholders added Mr. Todd Broms and Mr. Carey Naddell as directors. Mr. Broms is an employee member of the Board, while Mr. Naddell is a non-employee member. The compensation for the board members remains the same.

         CHAD A. VERDI, the Vice Chairman of our Board of Directors, has entered into an agreement with us effective February 1, 2002, through Verdi Consultants, Inc., which agreement will supercede and terminate all prior consulting agreements. Mr. Verdi will provide consulting services to us in the area of corporate finance. For these services, Verdi Consultants, Inc. will be compensated at the rate of $15,000 per month and receive $750 per month for automobile and $2,000 per month for rent and other expenses to maintain an office in Rhode Island. Verdi Consultants also received a ten-year option to purchase 1,000,000 shares at a price equal to the closing price of the Company's stock at the date of grant, which was $.50 per share. As of June 1, 2002, assuming that the above-described proposal to increase the number of authorized shares Common Stock of the Company is not approved prior to June 1, 2002, Verdi Consultants will have vested options to purchase 125,000 shares from the

1,000,000 option grant. The balance of shares due and owing under this grant will not begin vesting until such time as the shareholders approve an increase in the number of authorized shares of Common Stock. If the shareholders approve such an increase, the remaining options will then vest in equal monthly installments for the duration of the term of the Company's consulting agreement with Verdi Consultants, Inc. Prior to February 1, 2002, Mr. Verdi entered into agreements to provide consulting services in the area of corporate finance. For these services, he was compensated at the rate of $1,000 per week, and granted the right through warrants to purchase up to an aggregate of 375,000 shares of our Common Stock, of which 225,000 were issued: a five-year warrant issued on October 1, 1999 to purchase 75,000 shares at $1.00 per share; a five-year warrant issued on October 1, 2000 to purchase 75,000 shares at $2.00 per share; a five-year warrant to be issued on October 1, 2001 to purchase 75,000 shares at $3.00 per share and the remaining warrants issuable under the prior consulting agreements were superceded and terminated by the new agreement. On October 12, 2000, the Board approved alternative deferred compensation of $104,000 for 2000 for Mr. Verdi for his services as a full-time consultant to be paid in 2001, and his weekly compensation for these consulting services was increased to $3,000. During 2001, Mr. Verdi was paid $104,000 of deferred compensation.

COMPENSATION OF BROMS & COMPANY LLC

Broms & Company LLC, on behalf of Mr. Todd J. Broms, its Chief Executive Officer, entered into a consulting agreement with us on October 1, 2001. Mr. Broms provided various corporate advisory services to our former Chairman and former Chief Executive Officer. For these services, the Company granted him warrants to purchase 100,000 shares of its Common Stock at an exercise price of $.34 and paid him $39,000 from October 2001 thru February 2002. The warrants vested immediately and expire in 10 years from the grant date. As discussed above, on March 1, 2002, Eurotech hired Mr. Broms to serve as the President and Chief Executive Officer with these obligations superseding those of his company's consulting agreement.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
-------------------------------------------------------

Our current Governance/Compensation Committee members, Todd J. Broms (Chairman), Carey Naddell and Simon Nemzow, were appointed on March 29, 2002. The committee did not meet during 2001 and did not provide a report on executive compensation to our Board of Directors. The Board made all decisions regarding the compensation of the directors and executive officers during 2001 without input from that Committee.

PERFORMANCE GRAPH
-----------------

The following performance chart compares cumulative total return on our common stock (EUO) with the cumulative total return of ATSI Communications, Inc. (AI) and the American Stock Exchange Composite Index ("XAX"). AI is listed on AMEX and has a market capitalization of $20.95 million, similar to Eurotech's market capitalization of $16.28 million, as of April 24, 2002. We selected the cumulative total return of AI because AI has a similar market capitalization and there is no published industry or line of business index applicable to Eurotech and we cannot reasonably identify a peer group to use for comparison purposes. Eurotech was first listed on AMEX on September 1, 2000, prior to which date the stock was quoted on the OTC Bulletin Board. The cumulative return values for our stock for December 31, 1996 through December 31, 2001, reflect the four-for-one stock split of June 1, 1996. The indicated year-end values are based on the closing price of the Common Stock reported in the respective market.

Eurotech (EUO)
Yearly prices
    DATE      OPEN           HIGH        LOW          CLOSE           VOLUME
    2002      $0.310         $1.100      $0.250       $0.320          37,451,900
    2001      $0.800         $2.750      $0.250       $1.100          46,865,600
    2000      $1.313         $7.938      $1.125       $1.375          44,653,000
    1999      $2.375         $3.125      $0.313       $2.563          16,898,800
    1998      $0.313         $3.625      $0.188       $0.313          10,025,500
    1997      $1.875        $13.000      $1.578       $2.000          16,826,400


ATSI Intl Inc (AI)
Yearly prices
    DATE      OPEN           HIGH        LOW          CLOSE           VOLUME
    2002      $0.220         $0.380      $0.200       $0.220          13,079,600
    2001      $0.260         $1.813      $0.230       $0.280          46,738,200
    2000      $0.438         $9.750      $0.250       $0.375         136,574,400
    1999      $1.156         $1.844      $0.516       $1.188          50,093,900
    1998      $0.875         $3.500      $0.375       $0.875          27,450,500


Amex Composite Index (XAX)
Yearly prices
    DATE      OPEN           HIGH        LOW          CLOSE           VOLUME
    2002    $930.050       $933.180    $821.120     $930.870          45,453,500
    2001    $849.380       $961.670    $776.880     $847.610         162,619,600
    2000    $888.400     $1,043.460    $830.050     $897.750         132,380,700
    1999    $866.120       $878.290    $681.230     $876.970          82,128,400
    1998    $672.070       $753.750    $554.700     $688.990          72,794,600
    1997    $678.910       $723.030    $541.020     $684.610          65,819,800


                           FORWARD-LOOKING STATEMENTS

         THIS PROXY STATEMENT MAY CONTAIN CERTAIN "FORWARD-LOOKING" STATEMENTS AS SUCH TERM IS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 OR BY THE SECURITIES AND EXCHANGE COMMISSION IN ITS RULES, REGULATIONS AND RELEASES, WHICH REPRESENT THE COMPANY'S EXPECTATIONS OR BELIEFS, INCLUDING BUT NOT LIMITED TO, STATEMENTS CONCERNING THE COMPANY'S OPERATIONS, ECONOMIC PERFORMANCE, FINANCIAL CONDITION, GROWTH AND ACQUISITION STRATEGIES, INVESTMENTS, AND FUTURE OPERATIONAL PLANS. FOR THIS PURPOSE, ANY STATEMENTS CONTAINED HEREIN THAT ARE NOT STATEMENTS OF HISTORICAL FACT MAY BE DEEMED TO BE FORWARD-LOOKING STATEMENTS. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, WORDS SUCH AS "MAY," "WILL," "EXPECT," "BELIEVE," "ANTICIPATE," "INTEND," "COULD," "ESTIMATE," "MIGHT," OR "CONTINUE" OR THE NEGATIVE OR OTHER VARIATIONS THEREOF OR COMPARABLE TERMINOLOGY ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. THESE STATEMENTS, BY THEIR NATURE, INVOLVE SUBSTANTIAL RISKS AND UNCERTAINTIES, CERTAIN OF WHICH ARE BEYOND THE COMPANY'S CONTROL, AND ACTUAL RESULTS MAY DIFFER MATERIALLY DEPENDING ON A VARIETY OF IMPORTANT FACTORS, INCLUDING UNCERTAINTY RELATED TO ACQUISITIONS, GOVERNMENTAL REGULATION, MANAGING AND MAINTAINING GROWTH, VOLATILITY OF STOCK PRICES AND ANY OTHER FACTORS DISCUSSED IN THIS AND OTHER COMPANY FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

                              AVAILABLE INFORMATION

The Company reports the information requirements of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports and other information with the Securities and Exchange Commission (the "Commission"). Such reports and other information filed with the Commission can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, NW, Washington, DC 20549. Copies of such material can also be obtained from the Commission at prescribed rates. Written requests for such material should be addressed to the Public Reference Section, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549. The Commission maintains a Web site that contains reports, proxy statements and other information filed electronically by the Company with the Commission which can be accessed over the internet at http://www.sec.gov.

                                    EXHIBITS

         A. Agreement and Plan of Merger (included as Exhibits hereto are the Charter and By-laws of the Delaware Company)

         B. Section 29-101.73 of the District of Columbia Business Corporation Act - Rights of Dissenting Shareholders.

         C.       2002 Consolidated Stock Option Plan

                                              By Order of the Board of Directors

                                              Randolph A. Graves, Jr.
                                              Executive Vice President and
                                              Corporate Secretary

                                    EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER
                          ----------------------------

          THIS AGREEMENT AND PLAN OF MERGER (this "Merger Agreement") is made as of June ___, 2002 by and between Managedcorp Holdings Inc., a District of Columbia corporation ("Managed D.C."), and Managedcorp Holdings Inc., a Delaware corporation ("Managed Delaware"). Managed D.C. and Managed Delaware are hereinafter sometimes collectively referred to as the "Constituent Corporations."

                                 R E C I T A L S

          A. Managed D.C. was incorporated on May 26, 1995 as Eurotech, Ltd. Its current authorized capital stock consists of: (1) 300,000,000 shares of Common Stock, no par value ("Managed D.C. Common Stock"), of which 74,128,675 shares are issued and outstanding; and (2) 5,000,000 shares of Preferred Stock, $.01 par value per share ("Managed D.C. Preferred Stock"), of which 25,000 shares have been designated as Series A 3% Convertible Preferred Stock ("D.C. Series A Preferred Stock"), of which 15,000 shares of D.C. Series A Preferred Stock are issued and outstanding.

          B. Managed Delaware was incorporated on June __, 2002. Its authorized capital stock consists of: (1) 300,000,000 shares of Common Stock, with a par value of $0.00025 per share ("Managed Delaware Common Stock"), of which 1,000 shares are issued and outstanding; and (2) 5,000,000 shares of Preferred Stock, $0.01 par value ("Managed Delaware Preferred Stock"), of which 25,000 shares have been designated as Series A 3% Convertible Preferred Stock ("Delaware Series A Preferred Stock").

          C. The respective Boards of Directors of Managed D.C. and Managed Delaware deem it advisable and to the advantage of each of the Constituent Corporations that Managed D.C. merge with and into Managed Delaware upon the terms and subject to the conditions set forth in this Merger Agreement for the purpose of effecting a change of the state of incorporation of Managed D.C. from District of Columbia to Delaware.

          D. The Boards of Directors of each of the Constituent Corporations have approved this Merger Agreement.

          NOW, THEREFORE, the parties do hereby adopt the plan of reorganization set forth in this Merger Agreement and do hereby agree that Managed D.C. shall merge with and into Managed Delaware on the following terms, conditions and other provisions:

1) MERGER AND EFFECTIVE TIME. At the Effective Time (as defined below), Managed D.C. shall be merged with and into Managed Delaware (the "Merger"), and Managed Delaware shall be the surviving corporation of the Merger (the "Surviving Corporation").

The Merger shall become effective upon the close of business on the date when a duly executed copy of this Merger Agreement, along with all required officers' certificates, is filed with the Secretary of State of the State of Delaware and the Office of the Mayor of the District of Columbia (the "Effective Time").

2) EFFECT OF MERGER. At the Effective Time, the separate corporate existence of Managed D.C. shall cease; the corporate identity, existence, powers, rights and immunities of Managed Delaware as the Surviving Corporation shall continue unimpaired by the Merger; and Managed Delaware shall succeed to and shall possess all the assets, properties, rights, privileges, powers, franchises, immunities and purposes, and be subject to all the debts, liabilities, obligations, restrictions and duties of Managed D.C., all without further act or deed. The Certificate of Incorporation of the Surviving Corporation shall be the Certificate of Incorporation.

3) GOVERNING DOCUMENTS. At the Effective Time, the Certificate of Incorporation of Managed Delaware in effect immediately prior to the Effective Time shall become the Certificate of Incorporation of the Surviving Corporation and the By-laws of Managed Delaware in effect immediately prior to the Effective Time shall become the By-laws of the Surviving Corporation. These documents are annexed hereto as Exhibit A.

4) DIRECTORS, OFFICERS AND COMMITTEES OF THE BOARD. At the Effective Time, the directors, officers and committee members of Managed Delaware shall be and become the directors, officers and committee members (holding the same titles and positions) of the Surviving Corporation and after the Effective Time shall serve in accordance with the Certificate of Incorporation and By-laws of the Surviving Corporation.

5) CONVERSION OF SHARES OF MANAGED D.C.. Subject to the terms and conditions of this Agreement, at the Effective Time, each share of Managed D.C. Common Stock outstanding immediately prior thereto shall be automatically changed and converted into one fully paid and nonassessable, issued and outstanding share of Managed Delaware Common Stock. At the Effective Time each share of Managed D.C. Series A Preferred Stock outstanding immediately prior thereto shall be automatically changed and converted into one fully paid and nonassessable, issued and outstanding share of Managed Delaware Series A Preferred Stock.

6) CANCELLATION OF SHARES OF MANAGED DELAWARE. At the Effective Time, all of the previously issued and outstanding shares of Managed Delaware Common Stock that were issued and outstanding immediately prior to the Effective Time shall be automatically retired and canceled.

7) STOCK CERTIFICATES. At and after the Effective Time, all of the outstanding certificates that, prior to that date, represented shares of Managed D.C. Common Stock shall be deemed for all purposes to evidence ownership of and to represent the number of shares of Managed Delaware Common Stock into which such shares of Managed D.C. Common Stock are converted as provided herein.

At and after the Effective Time, all of the outstanding certificates that, prior to that date, represented shares of a series of Managed D.C. Preferred Stock shall be deemed for all purposes to evidence ownership of and to represent the number of shares of the series of Managed Delaware Preferred Stock into which such shares of Managed D.C. Preferred Stock are converted as provided herein.

The registered owner on the books and records of Managed D.C. of any such outstanding stock certificate for Managed D.C. Common Stock or Managed D.C. Preferred Stock shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to Managed Delaware or its transfer agent, be entitled to exercise any voting and other rights with respect to, and to receive any dividend and other distributions upon, the shares of Managed Delaware Common Stock or Managed Delaware Preferred Stock evidenced by such outstanding certificate as above provided.

8) CONVERSION OF OPTIONS AND WARRANTS. At the Effective Time, all outstanding and unexercised portions of all options to purchase a share of Managed D.C. Common Stock under the Managed D.C. 1995 Stock Option Plan, the Managed D.C. 1999 Stock Option Plan and the 2002 Consolidated Stock Option Plan shall become options to purchase a share of Managed Delaware Common Stock (subject to the elimination of fractional shares as provided in Section 9 below) at the original exercise price per share and shall, to the extent permitted by law and otherwise reasonably practicable, have the same term, exercisability, vesting schedule, status as an "incentive stock option" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), if applicable, and all other material terms and conditions (including but not limited to the terms and conditions applicable to such options by virtue of the Managed D.C. 1995 Stock Option Plan and the Managed D.C. 1999 Stock Option Plan).

Continuous employment with Managed D.C. will be credited to an optionee for purposes of determining the vesting of the number of shares of Managed Delaware Common Stock under a converted Managed D.C. option at the Effective Time.

Additionally, at the Effective Time, Managed Delaware shall adopt and assume the Managed D.C. 1995 Stock Option Plan and the Managed D.C. 1999 Stock Option Plan.

At the Effective Time, all outstanding and unexercised portions of all warrants to purchase or acquire Managed D.C. Common Stock shall become warrants to purchase or acquire, on the same terms and conditions, the same number of shares of the same series of Managed Delaware Preferred Stock.

9) EMPLOYEE BENEFIT PLANS. At the Effective Time, the obligations of Managed D.C. under or with respect to every plan, trust, program and benefit then in effect or administered by Managed D.C. for the benefit of the directors, officers and employees of Managed D.C. or any of its subsidiaries shall become the lawful obligations of Managed Delaware and shall be implemented and administered in the same manner and without interruption until the same are amended or otherwise lawfully altered or terminated.

Effective at the Effective Time, Managed Delaware hereby expressly adopts and assumes all obligations of Managed D.C. under such employee benefit plans.

10) FURTHER ASSURANCES. From time to time, as and when required by the Surviving Corporation or by its successors or assigns, there shall be executed and delivered on behalf of Managed D.C. such deeds, assignments and other instruments, and there shall be taken or caused to be taken by it all such further action as shall be appropriate, advisable or necessary in order to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Managed D.C., and otherwise to carry out the purposes of this Merger Agreement.

The officers and directors of the Surviving Corporation are fully authorized in the name of and on behalf of Managed D.C., or otherwise, to take any and all such actions and to execute and deliver any and all such deeds and other instruments as may be necessary or appropriate to accomplish the foregoing.

11) CONDITION. The consummation of the Merger is subject to the approval of this Merger Agreement and the Merger contemplated hereby by the shareholders of Managed D.C. and by the sole stockholder of Managed Delaware, prior to or at the Effective Time.

12) ABANDONMENT. At any time before the Effective Time, this Merger Agreement may be terminated and the Merger abandoned by the Board of Directors of Managed D.C. or Managed Delaware, notwithstanding approval of this Merger Agreement by the Boards of Directors and shareholders of Managed D.C. and Managed Delaware.

13) AMENDMENT. At any time before the Effective Time, this Merger Agreement may be amended, modified or supplemented by the Boards of Directors of the Constituent Corporations, notwithstanding approval of this Merger Agreement by the shareholders of Managed D.C. and Managed Delaware; provided, however, that any amendment made subsequent to the adoption of this Agreement by the shareholders of Managed D.C. or the sole stockholder of Managed Delaware shall not: (i) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or upon conversion of any shares of any class or series of Managed D.C.; (ii) alter or change any of the terms of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger; or (iii) alter or change any of the terms or conditions of this Merger Agreement if such alteration or change would adversely affect the holders of any shares of any class or series of Managed D.C. or Managed Delaware.

14) TAX-FREE REORGANIZATION. The Merger is intended to be a tax-free plan of reorganization within the meaning of Section 368(a)(1)(F) of the Code.

15) GOVERNING LAW. This Agreement shall be governed by and construed under the internal laws of the State of Delaware as applied to agreements among District of Columbia residents entered into and to be performed entirely within District of Columbia, without reference to the principles of conflicts of law or choice of laws, except to the extent that the laws of the State of Delaware would apply in matters relating to the internal affairs of Managed Delaware and the Merger.

16) COUNTERPARTS. In order to facilitate the filing and recording of this Merger Agreement, it may be executed in any number of counterparts, each of which shall be deemed to be an original.

IN WITNESS WHEREOF, this Merger Agreement is hereby executed on behalf of each of the Constituent Corporations and attested by their respective officers hereunto duly authorized.

MANAGEDCORP HOLDINGS INC.                           MANAGEDCORP HOLDINGS INC.

a District of Columbia corporation                  a Delaware corporation

By:                                                 By:

    /S/ Todd J. Broms                                  /S/ Todd J. Broms
    -----------------------------                      -------------------------
     Todd J. Broms                                     Todd J. Broms
     President and                                     President and
     Chief Executive Officer                           Chief Executive Officer

Exhibit A to Exhibit B
                          CERTIFICATE OF INCORPORATION

                                       OF

                            MANAGEDCORP HOLDINGS INC.

                                    ARTICLE I

The name of the corporation is Managedcorp Holdings Inc.

                                   ARTICLE II

The address of the registered office of the corporation in the State of Delaware is 15 North Street, in the City of Dover, in the County of Kent. The name of its registered agent at such address is Nationwide Information Services, Inc.

                                   ARTICLE III

The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                                   ARTICLE IV

(a) The total number of shares of capital stock which the corporation has authority to issue is Three Hundred and Five Million (305,000,000) shares, of which Three Hundred Million (300,000,000) shares shall be designated as Common Stock, with a $0.00025 par value per share and Five Million (5,000,000) shares shall be designated as Preferred Stock with a par value of $0.01 per share.

(b) The Preferred Stock may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the board of directors (authority to do so being hereby expressly vested in the board). The board of directors is further authorized to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and to fix the number of shares of any series of Preferred Stock and the designation of any such series of Preferred Stock. The board of directors, within the limits and restrictions stated in any resolution or resolutions of the board of directors originally fixing the number of shares constituting any series, may increase or decrease (but not below the number of shares in any such series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series.

The authority of the board of directors with respect to each such class or series shall include, without limitation of the foregoing, the right to determine and fix:

          (i) the distinctive designation of such class or series and the number of shares to constitute such class or series;

          (ii) the rate at which dividends on the shares of such class or series shall be declared and paid, or set aside for payment, whether dividends at the rate so determined shall be cumulative or accruing, and whether the shares of such class or series shall be entitled to any participating or other dividends in addition to dividends at the rate so determined, and if so, on what terms;

          (iii) the right or obligation, if any, of the corporation to redeem shares of the particular class or series of Preferred Stock and, if redeemable, the price, terms and manner of such redemption;

          (iv) the special and relative rights and preferences, if any, and the amount or amounts per share, which the shares of such class or series of Preferred Stock shall be entitled to receive upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

          (v) the terms and conditions, if any, upon which shares of such class or series shall be convertible into, or exchangeable for, shares of capital stock of any other class or series, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

          (vi) the obligation, if any, of the corporation to retire, redeem or purchase shares of such class or series pursuant to a sinking fund or fund of a similar nature or otherwise, and the terms and conditions of such obligation;

          (vii) voting rights, if any, on the issuance of additional shares of such class or series or any shares of any other class or series of Preferred Stock;

          (viii) limitations, if any, on the issuance of additional shares of such class or series or any shares of any other class or series of Preferred Stock; and

          (ix) such other restrictions, preferences, powers, qualifications, special or relative rights and privileges thereof as the board of directors of the corporation, acting in accordance with this Certificate of Incorporation, may deem advisable and are not inconsistent with law and the provisions of this Certificate of Incorporation.

(c) Twenty Five Thousand (25,000) shares of the Preferred Stock of the Corporation, as a series shall be designated as "Series A 3% Convertible Preferred Stock." The preferences, conversion and other rights, voting powers, restrictions, limitations as to distributions, qualifications, and terms and conditions of redemption, all as set by the Board of Directors of the Corporation, are as follows:

          Section 1.        DESIGNATION AND AMOUNT.
                            ----------------------

          The shares of such series shall be designated as the "Series A 3% Convertible Preferred Stock" (the "DESIGNATED SERIES SHARES") and the number of shares initially constituting such series shall be 25,000 which may be issued in whole or fractional shares.

         Section 2.        DIVIDENDS AND DISTRIBUTIONS.
                           ---------------------------

         (a) The holders of Designated Series Shares shall be entitled to receive dividends at a rate of three percent (3%) per annum of the liquidation preference of $100 per share (the "LIQUIDATION PREFERENCE"), which shall be fully cumulative, prior and in preference to any declaration or payment of any dividend (payable other than in shares of Common Stock, $.00025 par value per share, of the Company (the "COMMON STOCK")) or other distribution on the Common Stock of the Company. The dividends on the Designated Series Shares shall accrue from the date of issuance of each share and shall be payable semi-annually on June 30 and December 30 of each year (each a "DIVIDEND DATE") commencing on June 30, 2002, except that if any such date is a Saturday, Sunday or legal holiday (a "NON-BUSINESS DAY") then such dividend shall be payable on the next day that is not a Saturday, Sunday or legal holiday on which banks in the State of New York are permitted to be closed (a "BUSINESS DAY") to holders of record as they appear on the stock books of the Company on the applicable record date, which shall be not more than 50 nor less than 10 days preceding the payment date for such dividends, as fixed by the Board of Directors (the "RECORD DATE"). The dividends on the Designated Series Shares shall be payable only when, as and if declared by the Board of Directors out of funds legally available therefore.

         (b) The holders of Designated Series Shares shall not be entitled to receive any dividends or other distributions except as provided in this Certificate of Designation of Designated Series Shares.

         Section 3.        VOTING RIGHTS.
                           -------------

         Except as provided by applicable law, the holders of the Designated Series Shares shall have no voting rights.

         Section 4.   LIQUIDATION, DISSOLUTION, WINDING UP OR CERTAIN MERGERS OR
                      ----------------------------------------------------------
                       CONSOLIDATIONS.
                      ----------------

         If the Company shall adopt a plan of liquidation or of dissolution, or commence a voluntary case under the federal bankruptcy laws or any other applicable state or federal bankruptcy, insolvency or similar law, or consent to the entry of an order for relief in any involuntary case under such law or to the appointment of a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Company or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due and on account of such event the Company shall liquidate, dissolve or wind up, or upon any other liquidation, dissolution or winding up of the Company, or, unless approved by the holders of at least 50% of the outstanding Designated Series Shares, engage in a merger, plan of reorganization or consolidation in which the entity is not the surviving Company, then and in that event, no distribution shall be made to the holders of shares of capital stock, unless, prior thereto, the holders of the Designated Series Shares shall have first received an amount in cash or equivalent value in securities or other consideration equal to the Liquidation Preference thereof. If upon any liquidation, dissolution, winding up, merger, plan of reorganization or consolidation, the amount so payable or distributable does not equal or exceed the Liquidation Preference of the Designated Series Shares, then, and in that event, the amount of cash so payable, and amount of securities or other consideration so distributable, shall be shared ratably among the holders of the Designated Series Shares. Solely for the purposes of Section 4 and Section 5, the term "LIQUIDATION PREFERENCE" shall mean $100 per share with respect to each of the Designated Series Shares, plus any and all accrued unpaid dividends thereon. After the holders of the Designated Series Shares shall have received an amount in cash or equivalent value in securities or other consideration equal to the Liquidation Preference thereof pursuant to this Section 4, the holders of the Designated Series Shares will not be entitled to participate in any further distribution of the assets of the Company.

         Section 5. CONVERSION.
                     ---------

         (a)  RIGHT TO CONVERT:

                  (i) Subject to the provisions for adjustment hereinafter set forth and the limitation of the number of shares of Common Stock issuable upon conversion set forth in Section 5(a)(ii) below, commencing September 1, 2002, each Designated Series Share shall be convertible in the manner hereinafter set forth into fully paid and nonassessable shares of Common Stock, at the option of the holder thereof, at any time at the principal office of the Company or any transfer agent for the Designated Series Shares, into the number of fully paid and nonassessable shares of Common Stock which results from dividing the "CONVERSION PRICE" (as defined below) into the Liquidation Preference. The "CONVERSION PRICE" shall be equal to $.50, subject to adjustment as provided herein. Upon conversion, all accrued or declared but unpaid dividends on the Designated Series Shares shall either be paid in cash, to the extent permitted by applicable law or, at the option of the Holder in shares of Common Stock. The conversion date (the "CONVERSION DATE") shall be any date subsequent on which a notice of conversion executed by Holder setting forth the number of Designated Series Shares being converted is received via facsimile or hard copy by the Corporation.

                  (ii) Notwithstanding anything contained herein to the contrary, in no event (except while there is outstanding a tender offer for any or all of the shares of the Company's Common Stock, a Notice of Redemption pursuant to Section 7 hereof, or if the Company shall enter into any agreement or understanding which may, directly or indirectly, cause or effect a change in "control" as defined in Rule 405 under the Securities Act of 1933) shall any holder of any Designated Series Shares be entitled to convert Designated Series Shares, or shall the Company have the obligation to issue shares upon such conversion or in payment of any dividends , to the extent that, after such conversion the sum of (A) the number of shares of Common Stock beneficially owned by such holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Designated Series Shares or unexercised portion of any warrants or other securities convertible into shares of Common Stock of the Company beneficially owned by such holder), and (B) the number of shares of Common Stock issuable upon the conversion of the Designated Series Shares with respect to which the determination of this proviso is being made, would result in beneficial ownership by such holder and its affiliates of more than 9.99% of the outstanding shares of Common Stock (after taking into account the shares to be issued to such Holder upon such conversion). For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 ACT"), except as otherwise provided in clause (A) of such sentence.

                  (iii) Notwithstanding anything contained herein to the contrary, without requisite shareholder approval as required by the listing agreement of the American Stock Exchange, in no event shall any holder of any Designated Series Shares be entitled to convert Designated Series Shares, or shall the Company have the obligation to issue shares upon such conversion or in payment of any dividends, to the extent that, the Company would have issued an aggregate number of shares of Common Stock to the holders of Designated Series Shares exceeding 19.9% of the shares of Common Stock issued and outstanding on February 1, 2002 until such shareholder approval has been obtained.

         (b)      ADJUSTMENTS TO CONVERSION PRICE:

                  (i) SUBDIVISIONS, COMBINATIONS, OR CONSOLIDATIONS OF COMMON
STOCK: In the event the outstanding shares of Common Stock shall be subdivided, combined or consolidated, by stock split, stock dividend, combination or like event, into a greater or lesser number of shares of Common Stock, the Conversion Price in effect immediately prior to such subdivision, combination, consolidation or stock dividend shall, concurrently with the effectiveness of such subdivision, combination or consolidation, be proportionately adjusted.

                  (ii) RECLASSIFICATIONS: In the case, at any time after the date hereof, of any capital reorganization or any reclassification of the stock of the Company (other than as a result of a stock dividend or subdivision, split-up or combination of shares), or the consolidation or merger of the Company with or into another person (other than a consolidation or merger (i) in which the Company is the continuing entity and which does not result in any change in the Common Stock or (ii) which is treated as a liquidation pursuant to
Section 4 hereof), the Designated Series Shares shall, after such reorganization, reclassification, consolidation or merger be convertible into the kind and number of shares of stock or other securities or property of the Company or otherwise to which such holder would have been entitled if immediately prior to such reorganization, reclassification, consolidation or merger such holder had converted its Designated Series Shares into Common Stock. The provisions of this Section 5(b)(ii) shall similarly apply to successive reorganizations, reclassifications, consolidations or mergers.

                  (iii) SPIN OFFS: The Company agrees that for as long as any Designated Series Shares remain outstanding, the Company will not, without the consent of the Holders of a majority of the then outstanding Designated Series Shares, spin off or otherwise divest itself of a part of its business or operations or dispose all or of a part of its assets in a transaction (the "Spin Off") in which the Company does not receive compensation for such business, operations or assets, but causes securities of another entity (the "Spin Off Securities") to be issued to security holders of the Company. If, for any reason, prior to the Conversion Date, the Company, with the consent of the Holders of a majority of the then outstanding Designated Series Shares, consummates a Spin Off, then the Company shall cause (i) to be reserved Spin Off Securities equal to the number thereof which would have been issued to the Holder had all of the Holder's Designated Series Shares outstanding on the record date (the "Record Date") for determining the amount and number of Spin Off Securities to be issued to security holders of the Company (the "Outstanding Designated Series Shares") been converted as of the close of business on the trading day immediately before the Record Date (the "Reserved Spin Off Shares"), and (ii) to be issued to the Holder on the conversion of all or any of the Outstanding Designated Series Shares held by the Holder, such amount of the Reserved Spin Off Shares equal to (x) the Reserved Spin Off Shares multiplied by
(y) a fraction, of which (I) the numerator is the number of the Outstanding Designated Series Shares then being converted, and (II) the denominator is the number of the Outstanding Designated Series Shares.

         (c)      MECHANICS OF CONVERSION.

                           (i) Before any holder of Designated Series Shares
                  shall be entitled to convert the same into shares of Common Stock, he shall telecopy an executed and completed notice (each a "Notice of Conversion") to the Corporation, [Telecopier No. (703) 352-5994; Attention: Chief Financial Officer (or such other telecopy number as the Company shall specify from time to time by notice to the holder)], specifying the number of shares of Series A Preferred Stock to be converted, the Conversion Date, the name or names in which he wishes the certificate or certificates for shares of Common Stock to be issued, and such other information as the Corporation may reasonably request. The holder of Designated Series Shares shall deliver within three (3) business days after transmitting the Notice of Conversion by telecopy, the original Notice of Conversion by express courier, with a copy to the Corporation's transfer agent.

                           (ii) The Corporation shall, at its expense, take all
                  actions and use all means necessary and diligent to cause its transfer agent to issue and deliver a certificate or certificates representing the shares of Common Stock issuable upon conversion of the Series A Preferred Stock (together with a certificate or certificates representing the Designated Series Shares not being so converted) to such holder of Designated Series Shares via express courier, by electronic transfer or otherwise, within three (3) business days after the later of (A) receipt by the transfer agent of the copy of the original Notice of Conversion, and (B) the Conversion Date (the "Delivery Date").

                           (iii) Conversion shall be deemed to have been made
                  immediately prior to the close of business on the Conversion Date, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holders or holders of such shares of Common Stock on such date.

                           (iv) Upon conversion, the Designated Series Shares
                  shall be deemed cancelled of record. The original certificate or certificates representing the Designated Series Shares shall be delivered by the holder thereof to the Corporation concurrently with delivery of the final Notice of Conversion.

         (d) NO IMPAIRMENT. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section (5) and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Designated Series Shares against impairment.

         (e) NOTICES OF RECORD DATE. In the event that the Corporation shall propose at any time: (i) to declare any dividend or distribution upon its Common Stock, whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus; (ii) to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights;
(iii) to effect any reclassification or recapitalization of its Common Stock outstanding involving a change in the Common Stock; or (iv) to merge or consolidate with or into any corporation other than the Corporation's subsidiaries, or sell, lease or convey all or substantially all of its assets, or to liquidate, dissolve or wind up;

Then, in connection with each such event, the Corporation shall send to the holders of Designated Series Shares: (1) at least twenty (20) days prior written notice of the date on which a record shall be taken for such dividend, distribution or subscription rights (and specifying the date on which the holders of Common Stock shall be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (iii) and (iv) above; and
(2) in the case of the matters referred to in (iii) and (iv) above, at least twenty (20) days prior written notice of the date when the same shall take place (and specifying the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon the occurrence of such event).

         (f) ISSUE TAXES. The Corporation shall pay any and all issue and other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of shares of Designated Series Shares pursuant hereto; provided, however, that the Corporation shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such conversion.

         (g) RESERVATION OF STOCK ISSUABLE UPON CONVERSION. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Designated Series Shares, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Designated Series Shares; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Designated Series Shares, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient or such purpose, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to the Articles of Incorporation.

         (h) FRACTIONAL SHARES. In lieu of any fractional shares to which the holder of a Designated Series Share would otherwise be entitled upon conversion, the Company shall pay cash equal to such fraction multiplied by the fair market value of one share of Common Stock as determined by the Board of Directors in the good faith exercise of its reasonable business judgment.

         Section 6.   REPORTS AS TO ADJUSTMENTS.
                      -------------------------

         Whenever the Conversion Price or the type of securities, cash or other property into which the Designated Series Shares may be converted is adjusted as provided in Section 5 hereof, the Company shall promptly mail to the holders of record of the outstanding Designated Series Shares at their respective addresses as the same shall appear in the Company's stock records, a notice stating that the Conversion Price has been adjusted and setting forth the new number of shares of Common Stock (or describing the new stock, securities, cash or other property) into which each Designated Series Share is convertible as a result of such adjustment, a brief statement of the facts requiring such adjustment and the computation thereof and when such adjustment became effective.

         Section 7.       REDEMPTION.
                          ----------

         (a) All or any portion of the Designated Series Shares may be redeemed at any time by the Company at its sole discretion upon payment of $732.60 per Designated Series Share, plus accrued and unpaid dividends thereon (the "REDEMPTION PRICE"), provided that: (i) the Company's shares of Common Stock shall be eligible for quotation and trading on the OTC Electronic Bulletin Board, on a national securities exchange, the NASDAQ National Market System or the NASDAQ SmallCap Market on the "Redemption Date" (as hereinafter defined); and (ii) the shares of Common Stock issuable upon conversion of the Designated Series Shares shall be subject to an effective registration statement permitting their resale under the Securities Act of 1933, as amended, or are freely transferable pursuant to Rule 144(k). Notwithstanding the foregoing in the event the Company is limited in the number of shares of Common Stock it may issue by virtue of (i) the number of authorized shares or (ii) the applicable rules and regulations of the principal securities market on which the Common Stock is listed or traded, including, but not necessarily limited to, the Listing Rules of the Principal Market, as may be applicable (collectively, the "Cap Regulations") it shall, to the extent of funds legally available therefore, redeem all of the outstanding Designated Series Shares upon payment of the Redemption Price.

         (b) Any notice of redemption ("REDEMPTION NOTICE") given by the Company with respect to the Designated Series Shares shall be delivered by mail, first class postage prepaid, to each holder of record (at the close of business on the business day preceding the day on which notice is given) of the Designated Series Shares, at the address last shown on the records of the Company for such holder or given by the holder to the Company, for the purpose of notifying such holder of the redemption to be effected. The Redemption Notice shall specify a date (the "REDEMPTION DATE") not earlier than five (5) nor later than ten (10) days after the mailing of the Redemption Notice on which the Designated Series Shares then outstanding shall be redeemed and the place at which payment may be obtained, which shall be the principal offices of the Company. The Redemption Notice shall call upon each holder of Designated Series Shares to either (i) surrender to the Company, in the manner and at the place designated, such holder's certificate or certificates representing the Designated Series Shares to be redeemed or (ii) unless limited by the rules of the Principal Market convert, in whole or in part, the Designated Series Shares into Common Stock prior to the Redemption Date in accordance with the provisions of Section 5 above. If the Company elects to redeem shares pursuant to this Section 7 and defaults or fails to perform its redemption obligations pursuant to this Section 7 in connection therewith, the holders of the Designated Series Shares shall then have the absolute right to convert such Designated Series Shares into Common Stock in accordance with the provisions of Section 5.

         (c) On the Redemption Date, the Company shall pay by cash or wire transfer of immediately available funds to the person whose name appears on the certificate or certificates of the Designated Series Shares that (i) shall not have been converted pursuant to Section 5 hereof and (ii) shall have been surrendered to the Company in the manner and at the place designated in the Redemption Notice, the Redemption Price, and thereupon each surrendered certificate shall be canceled.

         (d) From and after the Redemption Date, unless there shall have been default in payment of the Redemption Price, all rights of the holders of the Designated Series Shares (except the right to receive the Redemption Price subsequent to the Redemption Date upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Company or be deemed to be outstanding for any purpose whatsoever. Furthermore, in the event such Redemption Payment is not timely made, any rights of the Company to redeem Designated Series Shares shall terminate, and the Notice of Redemption shall be null and void.

         Section 8.     REACQUIRED SHARES.
                        -----------------

         Any Designated Series Shares converted, purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and canceled promptly after the conversion or acquisition thereof, and, if necessary to provide for the lawful purchase of such shares, the capital represented by such shares shall be reduced in accordance with the General Corporation Law of the State of Delaware. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock, $.01 par value, of the Company and may be reissued as part of another series of Preferred Stock, $.01 par value, of the Company.

                                    ARTICLE V

The Board of Directors of the corporation shall have the power to adopt, amend or repeal By-laws of the corporation.

                                   ARTICLE VI

Election of directors need not be by written ballot unless the By-laws of the corporation shall so provide.

                                   ARTICLE VII

         A. To the fullest extent permitted by law, no director of the corporation shall be personally liable for monetary damages for breach of fiduciary duty as a director. Without limiting the effect of the preceding sentence, if the Delaware General Corporation Law is hereafter amended to authorize the further elimination or limitation of the liability of a director, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

         B. To the fullest extent permitted by applicable law, this corporation is also authorized to provide indemnification of (and advancement of expenses to) agents (and any other persons to which Delaware law permits this corporation to provide indemnification) through bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the Delaware General Corporation Law, subject only to limits created by applicable Delaware law (statutory or non-statutory), with respect to actions for breach of duty to the corporation, its stockholders, and others.

         C. Neither any amendment nor repeal of this Article VII, nor the adoption of any provision of this Amended and Restated Certificate of Incorporation inconsistent with this Article VII, shall eliminate, reduce or otherwise adversely affect any limitation on the personal liability of a director of the corporation existing at the time of such amendment, repeal or adoption of such an inconsistent provision.

                                  ARTICLE VIII

No action shall be taken by the stockholders of the corporation except at an annual or special meeting of the stockholders called in accordance with the By-laws of the corporation, and no action shall be taken by the stockholders by written consent.

                                   ARTICLE IX

Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under ss.291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under ss.279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation

                                    ARTICLE X

The name and mailing address of the incorporator is Michael J. Semack, c/o Solomon Pearl Blum Heymann & Stich LLP, 40 Wall Street-35th Floor, New York, New York 10005. As the powers of the incorporator are to terminate upon the filing of this certificate of incorporation, the names and mailing addresses of the persons who are to serve as directors until the first annual meeting of stockholders or until their successors are elected and qualify are as follows:

Todd J. Broms                               Dr. Leonid Khotin
10306 Eaton Place-Suite 220                 10306 Eaton Place-Suite 220
Fairfax, Virginia 22030                     Fairfax, Virginia 22030

Don V. Hahnfeldt                            Chad A. Verdi
10306 Eaton Place-Suite 220                 10306 Eaton Place-Suite 220
Fairfax, Virginia 22030                     Fairfax, Virginia 22030

Dr. Randolph A. Graves, Jr.                 Simon Nemzow
10306 Eaton Place-Suite 220                 10306 Eaton Place-Suite 220
Fairfax, Virginia 22030                     Fairfax, Virginia 22030

Carey Naddell
10306 Eaton Place-Suite 220
Fairfax, Virginia

The undersigned incorporator hereby acknowledges that the foregoing certificate is his act and deed and that the facts stated herein are true.

Date:   June __, 2002

                                              By:    /S/ Michael J. Semack
                                                     ---------------------------
                                                     Michael J. Semack
                                                     Incorporator
                                                     Solomon Pearl Blum
                                                     Heymann & Stich LLP
                                                     40 Wall Street-35th Floor
                                                     New York, New York 10005

                                     BY-LAWS
                                       OF
                            MANAGEDCORP HOLDINGS INC.

                            (A DELAWARE CORPORATION)

                                    ARTICLE I
                                CORPORATE OFFICES

1.1 REGISTERED OFFICE

         The registered office of the corporation shall be fixed in the certificate of incorporation of the corporation.

1.2 OTHER OFFICES

         The board of directors may at any time establish branch or subordinate offices at any place or places where the corporation is qualified to do business.

                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

2.1 PLACE OF MEETINGS

         Meetings of stockholders shall be held at any place within or outside the State of Delaware designated by the board of directors. In the absence of any such designation, stockholders' meetings shall be held at the principal executive office of the corporation.

2.2 ANNUAL MEETING

         The annual meeting of stockholders shall be held each year on a date and at a time designated by the board of directors. In the absence of such designation, the annual meeting of stockholders shall be held on the 30th of March in each year at 10:00 a.m. However, if such day falls on a legal holiday, then the meeting shall be held at the same time and place on the next succeeding full business day. At the meeting, directors shall be elected, and any other proper business may be transacted. The annual meeting of stockholders shall be held each year on a date and at a time designated.

2.3 SPECIAL MEETING

         A special meeting of the stockholders may be called at any time by the board of directors, or by the chairman of the board, or by the president. No other person or persons are permitted to call a special meeting.

2.4 NOTICE OF STOCKHOLDERS' MEETINGS

         All notices of meetings of stockholders shall be sent or otherwise given in accordance with Section 2.6 of these By-laws not less than ten (10) nor more than sixty (60) days before the date of the meeting. The notice shall specify the place, date and hour of the meeting and (i) in the case of a special meeting, the purpose or purposes for which the meeting is called (no business other than that specified in the notice may be transacted) or (ii) in the case of the annual meeting, those matters which the board of directors, at the time of giving the notice, intends to present for action by the stockholders (but any proper matter may be presented at the meeting for such action). The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees who, at the time of the notice, the board intends to present for election.

2.5 ADVANCE NOTICE OF STOCKHOLDER NOMINEES AND STOCKHOLDER BUSINESS

         Subject to the rights of holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation,

         (a) nominations for the election of directors, and

         (b) business proposed to be brought before any stockholder meeting may be made by the board of directors or proxy committee appointed by the board of directors or by any stockholder entitled to vote in the election of directors generally if such nomination or business proposed is otherwise proper business before such meeting. However, any such stockholder may nominate one or more persons for election as directors at a meeting or propose business to be brought before a meeting, or both, only if such stockholder has given timely notice to the secretary of the corporation in proper written form of their intent to make such nomination or nominations or to propose such business. To be timely, such stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than one hundred twenty
(120) calendar days in advance of the date of the corporation's proxy statement released to stockholders in connection with the previous year's annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholder to be timely must be so received a reasonable time before the solicitation is made. To be in proper form, a stockholder's notice to the secretary shall set forth:

         (i) the name and address of the stockholder who intends to make the nominations or propose the business and, as the case may be, of the person or persons to be nominated or of the business to be proposed;

         (ii) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and, if applicable, intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

         (iii) if applicable, a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

         (iv) such other information regarding each nominee or each matter of business to be proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the board of directors; and

         (v) if applicable, the consent of each nominee to serve as director of the corporation if so elected.

         The chairman of the meeting shall refuse to acknowledge the nomination of any person or the proposal of any business not made in compliance with the foregoing procedure.

2.6 MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE

         Written notice of any meeting of stockholders shall be given either personally or by first-class mail or by telegraphic or other written communication. Notices not personally delivered shall be sent charges prepaid and shall be addressed to the stockholder at the address of that stockholder appearing on the books of the corporation or given by the stockholder to the corporation for the purpose of notice. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication.

         An affidavit of the mailing or other means of giving any notice of any stockholders' meeting, executed by the secretary, assistant secretary or any transfer agent of the corporation giving the notice, shall be prima facie evidence of the giving of such notice.

2.7 QUORUM

         The holders of a majority in voting power of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum is not present or represented at any meeting of the stockholders, then either (i) the chairman of the meeting or (ii) the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting in accordance with Section 2.7 of these By-laws.

         When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the laws of the State of Delaware or of the certificate of incorporation or these By-laws, a different vote is required, in which case such express provision shall govern and control the decision of the question.

         If a quorum be initially present, the stockholders may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken is approved by a majority of the stockholders initially constituting the quorum.

2.8 ADJOURNED MEETING; NOTICE

         When a meeting is adjourned to another time and place, unless these By-laws otherwise require, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

2.9 VOTING

         The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.11 of these By-laws, subject to the provisions of Sections 217 and 218 of the General Corporation Law of Delaware (relating to voting rights of fiduciaries, pledgors and joint owners, and to voting trusts and other voting agreements).

         Except as may be otherwise provided in the certificate of incorporation or these By-laws, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder and stockholders shall not be entitled to cumulate their votes in the election of directors of with respect to any matter submitted to a vote of the stockholders.

2.10 WAIVER OF NOTICE

         Whenever notice is required to be given under any provision of the General Corporation Law of Delaware or of the certificate of incorporation or these By-laws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice unless so required by the certificate of incorporation or these By-laws.

2.11 RECORD DATE FOR STOCKHOLDER NOTICE; VOTING

         For purposes of determining the stockholders entitled to notice of any meeting or to vote thereat, the board of directors may fix, in advance, a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors and which shall not be more than sixty (60) days nor less than ten (10) days before the date of any such meeting, and in such event only stockholders of record on the date so fixed are entitled to notice and to vote, notwithstanding any transfer of any shares on the books of the corporation after the record date.

         If the board of directors does not so fix a record date, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

         A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting unless the board of directors fixes a new record date for the adjourned meeting, but the board of directors shall fix a new record date if the meeting is adjourned for more than thirty (30) days from the date set for the original meeting.

         The record date for any other purpose shall be as provided in Section
8.1 of these By-laws.

2.12 PROXIES

         Every person entitled to vote for directors, or on any other matter, shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the secretary of the corporation, but no such proxy shall be voted or acted upon after three
(3) years from its date unless the proxy provides for a longer period. A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission, facsimile or otherwise) by the stockholder or the stockholder's attorney-in-fact. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212(e) of the General Corporation Law of Delaware.

2.13 ORGANIZATION

         The president, or in the absence of the president, the chairman of the board, or, in the absence of the president and the chairman of the board, one of the corporation's vice presidents, shall call the meeting of the stockholders to order, and shall act as chairman of the meeting. In the absence of the president, the chairman of the board, and all of the vice presidents, the stockholders shall appoint a chairman for such meeting. The chairman of any meeting of stockholders shall determine the order of business and the procedures at the meeting, including such matters as the regulation of the manner of voting and the conduct of business. The secretary of the corporation shall act as secretary of all meetings of the stockholders, but in the absence of the secretary at any meeting of the stockholders, the chairman of the meeting may appoint any person to act as secretary of the meeting.

2.14 LIST OF STOCKHOLDERS ENTITLED TO VOTE

         The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

                                   ARTICLE III

                                    DIRECTORS

3.1 POWERS

         Subject to the provisions of the General Corporation Law of Delaware and any limitations in the certificate of incorporation and these By-laws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

3.2 NUMBER OF DIRECTORS

         The initial number of directors shall consist of seven. The number of directors that shall constitute the whole Board of Directors of this corporation shall thereafter be determined by resolution of the Board of Directors and may be increased or decreased in accordance with the General Corporation Law of Delaware; provided, however, that no decrease in the number of directors shall have the effect of shortening the term of an incumbent director.

3.3 ELECTION AND TERM OF OFFICE OF DIRECTORS

         Except as provided in Section 3.4 of these By-laws, directors shall be elected at each annual meeting of stockholders to hold office until the next annual meeting. Each director, including a director elected or appointed to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified.

3.4 RESIGNATION AND VACANCIES

         Any director may resign effective on giving written notice to the chairman of the board, the president, the secretary or the board of directors, unless the notice specifies a later time for that resignation to become effective. If the resignation of a director is effective at a future time, the board of directors may elect a successor to take office when the resignation becomes effective.

         All vacancies in the board of directors may be filled by a majority of the remaining directors, even if less than a quorum, or by a sole remaining director; provided, that whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

3.5 PLACE OF MEETINGS; MEETINGS BY TELEPHONE

         Regular meetings of the board of directors may be held at any place within or outside the State of Delaware that has been designated from time to time by resolution of the board. In the absence of such a designation, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the board may be held at any place within or outside the State of Delaware that has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the corporation.

         Any meeting, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in the meeting can hear one another; and all such directors shall be deemed to be present in person at the meeting.

3.6 REGULAR MEETINGS

         Regular meetings of the board of directors may be held without notice if the times of such meetings are fixed by the board of directors. If any regular meeting day shall fall on a legal holiday, then the meeting shall be held next succeeding full business day.

3.7 SPECIAL MEETINGS; NOTICE

         Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board, the president, any vice president, the secretary or any two directors.

         Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail or telegram, charges prepaid, addressed to each director at that director's address as it is shown on the records of the corporation. If the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. If the notice is delivered personally or by telephone or telegram, it shall be delivered personally or by telephone or to the telegraph company at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose or the place of the meeting, if the meeting is to be held at the principal executive office of the corporation.

3.8 QUORUM

         A majority of the authorized number of directors shall constitute a quorum for the transaction of business, except to adjourn as provided in Section
3.10 of these By-laws. Every act or decision done or made by a majority of the directors present at a duly held meeting at which a quorum is present shall be regarded as the act of the board of directors, subject to the provisions of the certificate of incorporation and other applicable law.

         A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

3.9 WAIVER OF NOTICE

         Notice of a meeting need not be given to any director (i) who signs a waiver of notice or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or (ii) who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such directors. All such waivers, consents, and approvals shall be filed with the corporate records or made part of the minutes of the meeting. A waiver of notice need not specify the purpose of any regular or special meeting of the board of directors.

3.10 ADJOURNMENT

         A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

3.11 NOTICE OF ADJOURNMENT

         Notice of the time and place of holding an adjourned meeting need not be given unless the meeting is adjourned for more than twenty-four (24) hours. If the meeting is adjourned for more than twenty-four (24) hours, then notice of the time and place of the adjourned meeting shall be given before the adjourned meeting takes place, in the manner specified in Section 3.7 of these By-laws, to the directors who were not present at the time of the adjournment.

 3.12 BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING

         Any action required or permitted to be taken by the board of directors may be taken without a meeting, provided that all members of the board individually or collectively consent in writing to that action. Such action by written consent shall have the same force and effect as a unanimous vote of the board of directors. Such written consent and any counterparts thereof shall be filed with the minutes of the proceedings of the board.

3.13 FEES AND COMPENSATION OF DIRECTORS

         Directors and members of committees may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by resolution of the board of directors. This Section 3.13 shall not be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee or otherwise and receiving compensation for those services.

3.14 APPROVAL OF LOANS TO OFFICERS

         The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or any of its subsidiaries, including any officer or employee who is a director of the corporation or any of its subsidiaries, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation. The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the board of directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing contained in this section shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

                                   ARTICLE IV

                                   COMMITTEES

4.1 COMMITTEES OF DIRECTORS

         The board of directors may, by resolution adopted by a majority of the authorized number of directors, designate one (1) or more committees, each consisting of two or more directors, to serve at the pleasure of the board. The board may designate one (1) or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. The appointment of members or alternate members of a committee requires the vote of a majority of the authorized number of directors. Any committee, to the extent provided in the resolution of the board, shall have and may exercise all the powers and authority of the board, but no such committee shall have the power of authority to:

         (a) amend the certificate of incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the board of directors as provided in
Section 151(a) of the General Corporation Law of Delaware, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation);

         (b) adopt an agreement of merger or consolidation under Sections 251 or 252 of the General Corporation Law of Delaware;

         (c) recommend to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets;

         (d) recommend to the stockholders a dissolution of the corporation or a revocation of a dissolution; or

         (e) amend the By-laws of the corporation; and, unless the board resolution establishing the committee, the By-laws or the certificate of incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 253 of the General Corporation Law of Delaware.

4.2 MEETINGS AND ACTION OF COMMITTEES

         Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of Article III of these By-laws,
Section 3.5 (place of meetings), Section 3.6 (regular meetings), Section 3.7 (special meetings and notice), Section 3.8 (quorum), Section 3.9 (waiver of notice), Section 3.10 (adjournment), Section 3.11 (notice of adjournment), and
Section 3.12 (action without meeting), with such changes in the context of those

By-laws as are necessary to substitute the committee and its members for the board of directors and its members; provided, however, that the time of regular meetings of committees may be determined either by resolution of the board of directors or by resolution of the committee, that special meetings of committees may also be called by resolution of the board of directors, and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these By-laws.

4.3 COMMITTEE MINUTES

         Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

                                    ARTICLE V

                                    OFFICERS

5.1 OFFICERS

         The officers of the corporation shall be a president, an executive vice president, a secretary, and a chief financial officer. The corporation may also have, at the discretion of the board of directors, a chairman of the board, one or more vice presidents, one or more assistant secretaries, one or more assistant treasurers, and such other officers as may be appointed in accordance with the provisions of Section 5.3 of these By-laws. Any number of offices may be held by the same person.

5.2 ELECTION OF OFFICERS

         The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 or Section 5.5 of these By-laws, shall be chosen by the board, subject to the rights, if any, of an officer under any contract of employment.

5.3 SUBORDINATE OFFICERS

         The board of directors may appoint, or may empower the president to appoint, such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these By-laws or as the board of directors may from time to time determine.

5.4 REMOVAL AND RESIGNATION OF OFFICERS

         Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the board of directors at any regular or special meeting of the board or, except in case of an officer chosen by the board of directors, by any officer upon whom such power of removal may be conferred by the board of directors.

         Any officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

5.5 VACANCIES IN OFFICES

         A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these By-laws for regular appointments to that office.

5.6 CHAIRMAN OF THE BOARD

         The chairman of the board, if such an officer be elected, shall, if present, preside at meetings of the board of directors and exercise and perform such other powers and duties as may from time to time be assigned to him by the board of directors or as may be prescribed by these By-laws. If there is no president, then the chairman of the board shall also be the chief executive officer of the corporation and shall have the powers and duties prescribed in
Section 5.8 of these By-laws.

5.7 VICE CHAIRMAN OF THE BOARD

         The Vice Chairman of the board, if such an officer be elected, shall, if present, assist the Chairman in carrying out those powers and duties as may from time to time be assigned to him by the board of directors or as may be prescribed by these By-laws.

5.8 PRESIDENT

         Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, if there be such an officer, the president shall be the chief executive officer of the corporation and shall, subject to the control of the board of directors, have general supervision, direction, and control of the business and the officers of the corporation. He shall preside at all meetings of the stockholders and, in the absence or nonexistence of a chairman of the board, at all meetings of the board of directors. He shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other powers and duties as may be prescribed by the board of directors or these By-laws.

5.9 VICE PRESIDENTS

In the absence or disability of the president, the vice presidents, if any, in order of their rank as fixed by the board of directors or, if not ranked, a vice president designated by the board of directors, shall perform all the duties of the president and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors, these By-laws, the president or the chairman of the board.

5.10 SECRETARY

         The secretary shall keep or cause to be kept, at the principal executive office of the corporation or such other place as the board of directors may direct, a book of minutes of all meetings and actions of directors, committees of directors and stockholders. The minutes shall show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present at directors' meetings or committee meetings, the number of shares present or represented at stockholders' meetings, and the proceedings thereof.

         The secretary shall keep, or cause to be kept, at the principal executive office of the corporation or at the office of the corporation's transfer agent or registrar, as determined by resolution of the board of directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares, and the number and date of cancellation of every certificate surrendered for cancellation.

         The secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the board of directors required to be given by law or by these By-laws. He shall keep the seal of the corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the board of directors or by these By-laws.

5.11 CHIEF FINANCIAL OFFICER

         The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any director.

         The chief financial officer shall deposit all money and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the board of directors. He shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the president and directors, whenever they request it, an account of all of his transactions as chief financial officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or these By-laws.

                                   ARTICLE VI

       INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES, AND OTHER AGENTS

6.1 INDEMNIFICATION OF DIRECTORS AND OFFICERS

         The corporation shall, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware as the same now exists or may hereafter be amended, indemnify any person against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was a director or officer of the corporation. For purposes of this Section 6.1, a "director" or "officer" of the corporation shall mean any person (i) who is or was a director or officer of the corporation, (ii) who is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was a director or officer of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

         The corporation shall be required to indemnify a director or officer in connection with an Board of Directors of the corporation, action, suit, or proceeding (or part thereof) initiated by such director or officer only if the initiation of such action, suit, or proceeding (or part thereof) by the director or officer was authorized by the Board of Directors of the corporation.

         The corporation shall pay the expenses (including attorney's fees) incurred by a director or officer of the corporation entitled to indemnification hereunder in defending any action, suit or proceeding referred to in this
Section 6.1 in advance of its final disposition; provided, however, that payment of expenses incurred by a director or officer of the corporation in advance of the final disposition of such action, suit or proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should ultimately be determined that the director of officer is not entitled to be indemnified under this Section 6.1 or otherwise.

         The rights conferred on any person by this Article shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the corporation's directors or otherwise. Certificate of Incorporation, these By-laws, agreement, vote of the stockholders or disinterested directors or otherwise. Any repeal or modification of the foregoing provisions of this Article shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

6.2 INDEMNIFICATION OF OTHERS

         The corporation shall have the power, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware as the same now exists or may hereafter be amended, to indemnify any person (other than directors and officers) against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding, in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was an employee or agent of the corporation. For purposes of this Section 6.2, an "employee" or "agent" of the corporation (other than a director or officer) shall mean any person (i) who is or was an employee or agent of the corporation, (ii) who is or was serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was an employee or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

6.3 INSURANCE

         The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the provisions of the General Corporation Law of Delaware.

                                   ARTICLE VII

                               RECORDS AND REPORTS

7.1 MAINTENANCE AND INSPECTION OF RECORDS

         The corporation shall, either at its principal executive office or at such place or places as designated by the board of directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these By-laws as amended to date, accounting books and other records of its business and properties.

         Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in Delaware or at its principal place of business.

7.2 INSPECTION BY DIRECTORS

         Any director shall have the right to examine (and to make copies of) the corporation's stock. Any director shall have the right to examine (and to make copies of) the corporation's stock ledger, a list of its stockholders and its other books and records for a purpose reasonably related to his or her position as a director.

7.3 ANNUAL STATEMENT TO STOCKHOLDERS

         The board of directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.

7.4 REPRESENTATION OF SHARES OF OTHER CORPORATIONS

         The chairman of the board, if any, the president, any vice president, the chief financial officer, the secretary or any assistant secretary of this corporation, or any other person authorized by the board of directors or the president or a vice president, is authorized to vote, represent and exercise on behalf of this corporation all rights incident to any and all shares of the stock of any other corporation or corporations standing in the name of this corporation. The authority herein granted may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

7.5 CERTIFICATION AND INSPECTION OF BYLAWS

         The original or a copy of these By-laws, as amended or otherwise altered to date, certified by the secretary, shall be kept at the corporation's principal executive office and shall be open to inspection by the stockholders of the corporation, at all reasonable times during office hours.

                                  ARTICLE VIII

                                 GENERAL MATTERS

8.1 RECORD DATE FOR PURPOSES OTHER THAN NOTICE AND VOTING

         For purposes of determining the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) days before any such action. In that case, only stockholders of record at the close of business on the date so fixed are entitled to receive the dividend, distribution or allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date so fixed, except as otherwise provided in the General Corporation Law of Delaware.

         If the board of directors does not so fix a record date, then the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board adopts the applicable resolution.

8.2 CHECKS; DRAFTS; EVIDENCES OF INDEBTEDNESS

         From time to time, the board of directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

8.3 CORPORATE CONTRACTS AND INSTRUMENTS: HOW EXECUTED

         The board of directors, except as otherwise provided in these By-laws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

8.4 STOCK CERTIFICATES; TRANSFER; PARTLY PAID SHARES

         The shares of the corporation shall be represented by certificates, provided that the board of directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Notwithstanding the adoption of such a resolution by the board of directors, every holder of stock represented by certificates and, upon request, every holder of uncertificated shares, shall be entitled to have a certificate signed by, or in the name of the corporation by, the chairman or vice-chairman of the board of directors, or the president or vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of such corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile.

         In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

         Certificates for shares shall be of such form and device as the board of directors may designate and shall state the name of the record holder of the shares represented thereby; its number; date of issuance; the number of shares for which it is issued; a summary statement or reference to the powers, designations, preferences or other special rights of such stock and the qualifications, limitations or restrictions of such preferences and/or rights, if any; a statement or summary of liens, if any; a conspicuous notice of restrictions upon transfer or registration of transfer, if any; a statement as to any applicable voting trust agreement; if the shares be assessable, or, if assessments are collectible by personal action, a plain statement of such facts.

         Upon surrender to the secretary or transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

         The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefore. Upon the face or back of each stock certificate issued to represent any such partly paid shares, or upon the books and records of the corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefore and the amount paid thereon shall be stated.

         Upon the declaration of any dividend on fully paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

8.5 SPECIAL DESIGNATION ON CERTIFICATES

         If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

8.6 LOST CERTIFICATES

         Except as provided in this Section 8.6, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and cancelled at the same time. The board of directors may, in case any share certificate or certificate for any other security is lost, stolen or destroyed, authorize the issuance of replacement certificates on such terms and conditions as the board may require; the board may require indemnification of the corporation secured by a bond or other adequate security sufficient to protect the corporation against any claim that may be made against it, including any expense or liability, on account of the alleged loss, theft or destruction of the certificate or the issuance of the replacement certificate.

8.7 TRANSFER AGENTS AND REGISTRARS

         The board of directors may appoint one or more transfer agents or transfer clerks, and one or more registrars, each of which shall be an incorporated bank or trust company -- either domestic or foreign, who shall be appointed at such times and places as the requirements of the corporation may necessitate and the board of directors may designate.

8.8 CONSTRUCTION; DEFINITIONS

         Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the General Corporation Law of Delaware shall govern the construction of these By-laws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

                                   ARTICLE IX

                                   AMENDMENTS

         The original or other By-laws of the corporation may be adopted, amended or repealed by the stockholders entitled to vote or by the board of directors of the corporation. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal By-laws.

         Whenever an amendment or new bylaw is adopted, it shall be copied in the book of By-laws with the original By-laws, in the appropriate place. If any bylaw is repealed, the fact of repeal with the date of the meeting at which the repeal was enacted or the filing of the operative written consent(s) shall be stated in said book.

EXHIBIT B

SS.29-101.73. MERGER OR CONSOLIDATION--RIGHTS OF DISSENTING SHAREHOLDERS.
-------------------------------------------------------------------------

  (a) If a shareholder of a corporation which is a party to a merger or consolidation shall file with the corporation, prior to or at the meeting of shareholders at which the plan of merger or consolidation is submitted to a vote, a written objection to the plan of merger or consolidation, and shall not vote in favor of the plan, and the shareholder, within 20 days after the merger or consolidation is effected, shall make written demand on the surviving or new corporation for payment of the fair value of his or her shares as of the day prior to the date on which the vote was taken approving the merger or consolidation, the surviving or new corporation shall pay to the shareholder the fair value of the shares forthwith, in the case of holders of uncertificated shares, or upon surrender of the certificate or certificates representing the shares, in the case of holders of shares represented by certificates. Such a demand shall state the number and class of the shares owned by the dissenting shareholder. Any shareholder failing to make demand within the 20-day period shall be bound by the terms of the merger or consolidation.

 (b) If within 30 days after the date on which the merger or consolidation was effected the value of the shares is agreed upon between the dissenting shareholder and the surviving or new corporation payment therefore shall be made within 90 days after the date on which the merger or consolidation was effected, in the case of holders of uncertificated shares, or upon surrender of the certificate or certificates representing the shares, in the case of holders of shares represented by certificates. Upon payment of the agreed value, the dissenting shareholder shall cease to have any interest in the shares of the corporation.

 (c) If within the period of 30 days the shareholder and the surviving or new corporation do not agree, the dissenting shareholder may, within 60 days after the expiration of the 30-day period, file a petition in any court of competent jurisdiction within the District of Columbia asking for a finding and determination of the fair value of the shares, and shall be entitled to judgment against the surviving or new corporation for the amount of the fair value as of the day prior to the date on which the vote was taken approving the merger or consolidation, together with interest at the rate of 5% per annum to the date of the judgment. The judgment shall be payable forthwith, in the case of holders of uncertificated shares, or upon surrender of the certificate or certificates representing the shares to the surviving or new corporation, in the case of holders of shares represented by certificates. Upon payment of the judgment, the dissenting shareholder shall cease to have any interest in the shares or in the surviving or new corporation. The shares may be held and disposed of by the surviving or new corporation as it may see fit. Unless the dissenting shareholder shall file the petition within the time herein limited, the shareholder and all persons claiming under him or her shall be bound by the terms of the merger or consolidation.

 (d) The right of a dissenting shareholder to be paid the fair value of his or her shares as herein provided shall cease if and when the corporation shall abandon the merger or consolidation.

                                   Exhibit C

                                 EUROTECH, LTD.

                       2002 CONSOLIDATED STOCK OPTION PLAN

         1. PURPOSES OF THE PLAN. The purpose of this Eurotech, Ltd. Consolidated Stock Option Plan is to promote the success of the business of Eurotech, Ltd., a corporation organized under the laws of the District of Columbia, by providing a means to attract and retain the best available personnel for positions of substantial responsibility. The Plan is intended to provide an incentive to the Employees, Officers, Directors, and Consultants of the Company in addition to other forms of compensation that may be received. The plan is also intended to replace such rights heretofore issued to such persons with rights issued pursuant to this Plan. Options granted under the Plan may be either Incentive Stock Options, as defined under Section 422 of the Internal Revenue Code, or Non-Statutory Stock Options.

         2. DEFINITIONS. As used herein, the following definitions shall apply:

                  (a) "ADMINISTRATOR" means the Board or its Committee appointed pursuant to Section 4 of the Plan.

                  (b) "AFFILIATE" means an entity other than a Subsidiary (as defined below) in which the Company owns an equity interest or which, together with the Company, is under common control of a third person or entity.

                  (c) "APPLICABLE LAWS" means the legal requirements relating to the administration of stock option under applicable U.S. state corporate laws, U.S. federal and applicable state securities laws, the Internal Revenue Code, any Stock Exchange rules or regulations and the applicable laws of any other country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan, as such laws, rules, regulations and requirements shall be in place from time to time.

                  (d)  "BOARD" means the Board of Directors of the Company.

                  (e) "CAUSE" for termination of a Participant's Continuous Service Status will exist if the Participant is terminated for any of the following reasons: (i) Participant's willful failure substantially to perform his or her duties and responsibilities to the Company or any Subsidiary, Parent, Affiliate or successor thereto, as appropriate;
         (ii) Participant's repeated unexplained or unjustified absence from the Company or any Subsidiary, Parent, Affiliate or successor thereto, as appropriate; (iii) Participant's commission of any act of fraud, embezzlement, dishonesty or any other willful and serious misconduct that has caused or is reasonably expected to result in material injury to the Company or to any Subsidiary, Parent, Affiliate or successor thereto; (iv) unauthorized use or disclosure by Participant of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of non-disclosure as a result of his or her relationship with the Company or a Subsidiary, Parent, Affiliate or successor thereto; (v) Participant's failure to timely assign the rights to any processes, inventions or patent applications developed while an Employee or Consultant to the Company within five (5) business days of written request by the Company to the Participant; or (vi) Participant's willful breach of any of his or her obligations under any written agreement or covenant with the Company or with any Subsidiary, Parent, Affiliate or successor to the Company. The determination as to whether a Participant is being terminated for Cause shall be made in good faith by the Administrator and shall be final and binding on the Participant. The foregoing definition does not in any way limit the ability of the Company or a Subsidiary, Parent, Affiliate or successor thereto to terminate a Participant's employment or consulting relationship at any time as provided in Section 5(c) below.

                  (f) "CHANGE OF CONTROL" means a sale of all or substantially all of the Company's assets, or any merger or consolidation of the Company with or into another corporation other than a merger or consolidation in which the holders of more than 50% of the shares of capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by the voting securities remaining outstanding or by there being converted into voting securities of the surviving entity) more than 50% of the total voting power represented by the voting securities of the Company, or such surviving entity, outstanding immediately after such transaction.

                  (g) "CODE" means the Internal Revenue Code of 1986, as amended.

                  (h) "COMMITTEE" means one or more committees or subcommittees of the Board appointed by the Board to administer the Plan in accordance with Section 4 below.

                  (i) "COMMON STOCK" means the Common Stock of the Company, par value $.00025 per share.

                  (j) "COMPANY" means Eurotech, Ltd., a corporation organized under the laws of the District of Columbia or any successors thereto.

                  (k) "CONSULTANT" means any person, including an advisor, who renders services to the Company or any Parent, Subsidiary or Affiliate and is compensated for such services.

                  (l) "CONTINUOUS SERVICE STATUS" means the absence of any interruption or termination of service as an Employee, Director or Consultant to the Company or a Parent, Subsidiary or Affiliate. Continuous Service Status shall not be considered interrupted in the case of (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than 90 days, unless re-employment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Parent(s), Subsidiaries, Affiliates or their respective successors. Unless otherwise determined by the Administrator or the Company, a change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute a termination of Continuous Service Status.

                  (m) "CORPORATE TRANSACTION" means a sale of all or substantially all of the Company's assets, or a merger, consolidation or other capital reorganization of the Company with or into another corporation.

                  (n)   "DIRECTOR" means a member of the Board.

                  (o) "EMPLOYEE" means any person (including, if appropriate, any Named Executive, Officer or Director) employed by the Company or any Parent, Subsidiary or Affiliate of the Company.

                  (p) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  (q) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows: (i) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator; (ii) If the Common Stock is listed on any established stock exchange including, without limitation, the American Stock Exchange ("AMEX") or a national market system including, without limitation, the National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange on the date of determination (or if no trading or bids occurred on the date of determination, on the last trading day prior to the date of determination), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or (iii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for the date of determination (or if no bids occurred on the date of determination, on the last trading day prior to the date of determination).

                  (r) "INCENTIVE STOCK OPTION" or "ISOs" means an Option intended to qualify as an incentive stock option within the meaning of
         Section 422 of the Code, as designated in the applicable Option Agreement.

                  (s) "INVOLUNTARY TERMINATION" means termination of a Participant's Continuous Service Status under the following circumstances: (i) termination without Cause by the Company or a Subsidiary, Parent, Affiliate or successor thereto, as appropriate; or
         (ii) voluntary termination by the Participant following (A) a material reduction in the Participant's job responsibilities, provided that neither a mere change in title alone nor reassignment following a Change of Control to a position that is substantially similar to the position held prior to the Change of Control shall constitute a material reduction in job responsibilities; (B) without Participant's prior written approval, the Company or a Subsidiary, Parent, Affiliate or successor thereto, as appropriate, requires Participant to relocate to a facility or location more than 50 miles from the Company's location at the time of the Change of Control, provided that required travel on corporate business to an extent consistent with Participant's job responsibilities does not constitute such a forced relocation; or
         (C) a reduction in Participant's then-current base salary, provided that an across-the-board reduction in the salary level of all other employees or consultants in positions similar to the Participant's by the same percentage amount as part of a general salary level reduction shall not constitute such a salary reduction.

                  (t) "LISTED SECURITY" means any security of the Company that is listed or approved for listing on AMEX, a national securities exchange or designated or approved for designation as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

                  (u) "NAMED EXECUTIVE" means any individual who, on the last day of the Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four most highly compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

                  (v) "NON-STATUTORY OR NON-QUALIFIED STOCK OPTION" or "NQSOs" means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable Option Agreement.

                  (w) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16(a) of the Exchange Act and the rules and regulations promulgated thereunder.

                  (x) "OPTION" means a stock option granted pursuant to the Plan, whether designated an Incentive Stock Option or a Non-Statutory Stock Option.

                  (y) "OPTION AGREEMENT" means a written document, the form(s) of which shall be approved from time to time by the Administrator, reflecting the terms of an Option granted under the Plan and includes any documents attached to or incorporated into such Option Agreement, including, but not limited to, a notice of stock option grant and a form of exercise notice.

                  (z) "OPTION EXCHANGE PROGRAM" means a program approved by the Administrator whereby outstanding Options are exchanged for Options with a lower exercise price.

                  (aa) "OPTIONED STOCK" means the Common Stock subject to an Option.

                  (bb) "OPTIONEE" means an Employee or Consultant who receives an Option.

                  (cc) "OUTSIDE DIRECTOR" means a Director who is not employed by the Company. The payment of a director's fee to an Outside Director shall not cause that Outside Director to be deemed to be employed by the Company.

                  (dd) "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (ee) "PARTICIPANT" means any holder of one or more Options or the Shares issuable or issued upon exercise of such Options.

                  (ff) "PLAN" means this Eurotech, Ltd. 2002 Consolidated Stock Option Plan.

                  (gg) "REPORTING PERSON" means an Officer, Director or greater than 10% stockholder of the Company within the meaning of Rule 16a-2 of the Exchange Act, who is required to file reports pursuant to Rule 16a-3 of the Exchange Act.

                  (hh) "RULE 16b-3" means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

                  (ii) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

                  (jj) "STOCK EXCHANGE" means any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time.

                  (kk) "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

                  (ll) "TEN PERCENT HOLDER" means a person who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary.

         3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of shares that may be sold under the Plan is 6,000,000 shares of Common Stock. If an Option expires or becomes unexercisable for any reason without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares that were subject thereto shall, unless the Plan has been terminated, become available for future grant under the Plan. In addition, any Shares of Common Stock that are retained by the Company upon exercise of an Option in order to satisfy the exercise or purchase price for such Option or any withholding taxes due with respect to such exercise or purchase shall be treated as not issued and shall continue to be available under the Plan. Shares issued under the Plan and later repurchased by the Company pursuant to any repurchase right that the Company may have shall not be available for future grant under the Plan.

         4.   ADMINISTRATION OF THE PLAN.

                  (a) GENERAL. The Plan shall be administered by the Board or a Committee, or a combination thereof, as determined by the Board. The Plan may be administered by different administrative bodies with respect to different classes of Participants and, if permitted by the Applicable Laws, the Board may authorize one or more officers (who may (but need not) be Officers) to grant Options to Employees, Outside Directors and Consultants.

                  (b) ADMINISTRATION WITH RESPECT TO REPORTING PERSONS. With respect to Options granted to Reporting Persons and Named Executives, the Plan may (but need not) be administered so as to permit such Options to qualify for the exemption set forth in Rule 16b-3 and to qualify as performance-based compensation under Section 162(m) of the Code.

                  (c) COMMITTEE COMPOSITION. If a Committee has been appointed pursuant to this Section 4, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the

         Applicable Laws and, in the case of a Committee administering the Plan pursuant to Section 4(b) above, to the extent permitted or required by Rule 16b-3 and Section 162(m) of the Code.

                  (d) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion: (i) to determine the Fair Market Value of the Shares of Common Stock, in accordance with Section 2(q) of the Plan; (ii) to select the Employees, Outside Directors and Consultants to whom Options may from time to time be granted; (iii) to determine whether and to what extent Options are granted; (iv) to determine the number of Shares of Common Stock to be covered by each such award granted; (v) to approve forms of agreement for use under the Plan; (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder, which terms and conditions include but are not limited to the exercise or purchase price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any ISOs or NQSOs, based in each case on such factors as the Administrator, in its sole discretion, shall determine; (vii) to determine whether and under what circumstances an Option may be settled in cash under Section 10(f) instead of Common Stock; (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted and to make any other amendments or adjustments to any Option that the Administrator determines, in its discretion and under the authority granted to it under the Plan, to be necessary or advisable, provided however that no amendment or adjustment to an Option that would materially and adversely affect the rights of any Optionee shall be made without the prior written consent of the Optionee; (ix) to initiate an Option Exchange Program; (x) to construe and interpret the terms of the Plan and awards granted under the Plan; and (xii) in order to fulfill the purposes of the Plan and without amending the Plan, to modify grants of Options to Participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies or customs.

                  (e) EFFECT OF ADMINISTRATOR'S DECISION. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Participants.

         5.   ELIGIBILITY.

                  (a) RECIPIENTS OF GRANTS. Incentive Stock Options may be granted only to Employees (including Officers and Directors who are Employees), provided however, that Employees of Affiliates are not be eligible to receive ISOs. Non-statutory Stock Options may be granted to Employees, Outside Directors and Consultants. An Employee, Outside Director or Consultant who has been granted an Option(s) may, if he or she is otherwise eligible, be granted additional Options.

                  (b) TYPE OF OPTION. Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Non-Statutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares with respect to which Options are exercisable for the first time by an Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Non-Statutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date of grant of such Option.

                  (c) NO EMPLOYMENT RIGHTS. The Plan shall not confer upon any Participant any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

         6. TERM OF PLAN. The Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 15 of the Plan.

         7. TERM OF OPTION. The term of each Option shall be the term stated in the Option Agreement; provided however that the term shall be no more than ten
(10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement and provided further that, in the case of an Incentive Stock Option granted to a person who at the time of such grant is a Ten Percent Holder, the term of such Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

         8. LIMITATION ON GRANTS TO EMPLOYEES. Subject to adjustment as provided in Section 13 below, the maximum number of Shares which may be subject to Options granted to any one Employee under this Plan for any fiscal year of the Company shall be 100,000.

         9.  OPTION EXERCISE PRICE AND CONSIDERATION.

                  (a) EXERCISE PRICE. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator and set forth in the Option Agreement, but shall be subject to the following:

                           (i) An Incentive Stock Option which is granted to an
                  Employee who at the time of grant is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant or if granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                           (ii) In the case of a Non-Statutory Stock Option (i)
                  granted prior to the date, if any, on which the Common Stock becomes a Listed Security to a person who is at the time of grant is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant if required by the Applicable Laws and, if not so required, shall be such price as is determined by the Administrator or (ii) if granted to a person who, at the time of the grant of such Option, is a Named Executive of the Company, the per share Exercise Price shall be no less than 100% of the Fair Market Value on the date of grant if such Option is intended to qualify as performance-based compensation under Section 162(m) of the Code; or (iii) granted prior to the date, if any, on which the Common Stock becomes a Listed Security to any person other than a Named Executive or a Ten Percent Holder, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant if required by Applicable Law and, if not so required, shall be such price as is determined by the Administrator.

                           (iii) Notwithstanding the foregoing, Options may be
                  granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

                  (b) PERMISSIBLE CONSIDERATION. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator shall be determined at the time of grant and may consist entirely of (1) cash;
         (2) check; (3) cancellation of indebtedness; (4) other Shares that (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender (or such other period as may be required to avoid a charge to the Company's earnings) or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is exercised; (5) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised; (6) delivery of a properly executed exercise notice together with such other documentation as the Administration and the broker, if applicable, shall require to effect exercise of the Option and prompt delivery to the Company of the sale or loan proceeds required to pay the exercise price and any applicable withholding taxes; (7) any combination of the foregoing methods of payment; or (8) such other consideration and method of payment for the issuance of Shares to the extent permitted under the Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company and the Administrator may refuse to accept a particular form of consideration at the time of any Option exercise if, in its sole discretion, acceptance of such form of consideration is not in the best interests of the Company at such time.

         10.  EXERCISE OF OPTION.

                  (a) PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, consistent with Applicable Laws, the terms of the Plan, and as reflected in the Option Agreement, including vesting requirements, and/or performance criteria with respect to the Company and/or the Optionee. The Administrator shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided however that in the absence of such determination, vesting of Options shall be tolled during any such leave. An Option may not be exercised for a fraction of a Share. An Option shall be deemed exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 9(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan. Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (b) TERMINATION OF STATUS AS AN EMPLOYEE, OUTSIDE DIRECTOR OR CONSULTANT. In the event of termination of an Optionee's Continuous Service Status, such Optionee may, but only within the (3) months (or such other period of time, not less than thirty (30) days, as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the Optionee does not exercise the Option to the extent so entitled within the time specified above, the Option shall terminate and the Optioned Stock underlying the unexercised portion of the Option shall revert to the Plan. Unless otherwise determined by the Administrator or the Company, no termination shall be deemed to occur and this Section 10(b) shall not apply if (i) the Optionee is a Consultant who becomes an Employee, (ii) the Optionee is an Employee who becomes a Consultant, or (iii) the Option is granted to the Consultant as consideration for, or in connection with, services provided to the Company and the services were, in fact, provided to the Company.

                  (c) DISABILITY OF OPTIONEE. Notwithstanding Section 10(b) above, in the event of termination of an Optionee's Continuous Service Status as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), such Optionee may, but only within twelve (12) months (or such other period of time as is determined by the Administrator, with such determination in the case of an Incentive Stock Option made at the time of grant of the Option) from the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent he or she was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or if the Optionee does not exercise the Option to the extent so entitled within the time specified above, the Option shall terminate and the Option Stock underlying the unexercised portion of the Option shall revert to the Plan.

                  (d) DEATH OF OPTIONEE. In the event of the death of an Optionee during the period of Continuous Service Status since the date of grant of the Option, or within 30 days following termination of the Optionee's Continuous Service Status, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement) by such Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death or, if earlier, the date of termination of the Optionee's Continuous Service Status. To the extent that the Optionee was not entitled to exercise the Option at the date of death or termination, as the case may be, or if the Optionee does not exercise such Option to the extent so entitled within the time specified above, the Option shall terminate and the Optioned Stock underlying the unexercised portion of the Option shall revert to the Plan.

                  (e) EXTENSION OF EXERCISE PERIOD. The Administrator shall have full power and authority to extend the period of time for which an Option is to remain exercisable following termination of an Optionee's Continuous Service Status from the periods set forth in Sections 10(b), 10(c) and 10(d) above or in the Option Agreement to such greater time as the Administrator shall deem appropriate, provided that in no event shall such Option be exercisable later than the date of expiration of the term of such Option as set forth in the Option Agreement.

                  (f) BUY-OUT PROVISIONS. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted under the Plan based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time such offer is made.

         11.  TAXES.

                  (a) As a condition of the exercise of an Option granted under the Plan, the Participant (or in the case of the Participant's death, the person exercising the Option) shall make such arrangements as the Administrator may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise of Option and the issuance of Shares. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

                  (b) In the case of an Employee and in the absence of any other arrangement, the Employee shall be deemed to have directed the Company to withhold or collect from his or her compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of an exercise of the Option.

                  (c) This Section 11(c) shall apply only after the date, if any, upon which the Common Stock becomes a Listed Security. In the case of Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under the Applicable Laws, the Participant shall be deemed to have elected to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) equal to the amount required to be withheld. For purposes of this Section 11, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Laws (the "TAX DATE").

                  (d) If permitted by the Administrator, in its discretion, a Participant may satisfy his or her tax withholding obligations upon exercise of an Option by surrendering to the Company Shares that (i) in the case of Shares previously acquired from the Company, have been owned by the Participant for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld.

                  (e) Any election or deemed election by a Participant to have Shares withheld to satisfy tax withholding obligations under Section 11(c) or (d) above shall be irrevocable as to the particular Shares as to which the election is made and shall be subject to the consent or disapproval of the Administrator. Any election by a Participant under
         Section 11(d) above must be made on or prior to the applicable Tax
         Date.

                  (f) In the event an election to have Shares withheld is made by a Participant and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the Option is exercised but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

         12. NON-TRANSFERABILITY OF OPTIONS AND STOCK PURCHASE RIGHTS. Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution; provided that, after the date, if any, upon which the Common Stock becomes a Listed Security, the Administrator may in its discretion grant transferable Non-Statutory Stock Options pursuant to Option Agreements specifying (i) the manner in which such Non-Statutory Stock Options are transferable and (ii) that any such transfer shall be subject to the Applicable Laws. The designation of a beneficiary by an Optionee will not constitute a transfer. An Option may be exercised, during the lifetime of the holder of Option, only by such holder or a transferee permitted by this Section 12.

         13. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, CORPORATE TRANSACTIONS AND CERTAIN OTHER TRANSACTIONS.

                  (a) CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, the number of Shares set forth in Sections 3 and 8 above, and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock (including any change in the number of Shares of Common Stock effected in connection with a change of domicile of the Company), or any other increase or decrease in the number of issued Shares of Common Stock effected without receipt of consideration by the Company; provided however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Option.

                  (b) DISSOLUTION OR LIQUIDATION. In the event of the dissolution or liquidation of the Company, each outstanding Option shall terminate immediately prior to the consummation of the transaction, unless otherwise provided by the Administrator.

                  (c) CORPORATE TRANSACTIONS; CHANGE OF CONTROL. In the event of a Corporate Transaction, each outstanding Option shall be assumed or an equivalent option or right shall be substituted by the successor corporation or a Parent or Subsidiary of such successor corporation (such entity, the "SUCCESSOR CORPORATION"), unless the Successor Corporation does not agree to such assumption or substitution, in which case such Options shall terminate upon consummation of the transaction. Notwithstanding the preceding sentence, in the event of a Change of Control, each outstanding Option shall be assumed or an equivalent option or right shall be substituted by the Successor Corporation, unless the Successor Corporation does not agree to such assumption or substitution, in which case the vesting of each Option shall accelerate and the Options shall become exercisable in full (including with respect to Shares as to which an Option would not otherwise be vested and exercisable), and any repurchase right in favor of the Company with respect to any Shares purchased upon exercise of an Option shall lapse in full, prior to consummation of the transaction at such time and on such conditions as the Administrator shall determine. To the extent an Option is not exercised prior to consummation of a Change of Control in which the vesting of Options is being accelerated, such Option shall terminate upon such consummation and the Administrator shall notify the Optionee of such fact at least five (5) days prior to the date on which the Option terminates. In the event Plan awards are assumed or substituted in connection with a Change of Control and a Participant holding such an assumed or substituted award experiences an Involuntary Termination within twenty-four (24) months following the Change of Control, any assumed or substituted Option held by the terminated Participant at the time of termination shall accelerate and become exercisable in full (including with respect to any shares of stock then underlying the Option as to which the Option would not otherwise be vested and exercisable) and any repurchase right in favor of the Company with respect to any Shares purchased upon exercise of any assumed or substituted Option shall lapse in full, immediately prior to the effective date of the Involuntary Termination. For purposes of this
         Section 13(c), an Option shall be considered assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction or a Change of Control, as the case may be, each holder of an Option would be entitled to receive upon exercise of the Option the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to such transaction, the holder of the number of Shares of Common Stock covered by the Option at such time (after giving effect to any adjustments in the number of Shares covered by the Option as provided for in this Section 13); provided however that if the consideration received in the transaction is not solely Common Stock of the Successor Corporation, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon exercise of the Option to be solely Common Stock of the Successor Corporation equal to the Fair Market Value of the per Share consideration received by holders of Common Stock in the transaction.

         (d)  ACCOUNTING AND TAX TREATMENT.

                           (i) POOLING ISSUES. Notwithstanding Section 13(c)
                  above, no vesting acceleration or lapse of a repurchase right pursuant to such section shall occur if such acceleration or lapse would cause a contemplated Change of Control transaction that was intended to be accounted for as a "pooling of interests" transaction to be ineligible for such treatment under generally accepted accounting principles, as determined by the Company's independent accountants prior to the Change of Control.

                           (ii) LIMITATION ON PAYMENTS. In the event that the
                  vesting acceleration or lapse of a repurchase right provided for in Section 13(c) above (x) constitutes "parachute payments" within the meaning of Section 280G of the Code, and
                  (y) but for this Section 13(d)(ii) would be subject to the excise tax imposed by Section 4999 of the Code (or any corresponding provisions of state income tax law), then such vesting acceleration or lapse of a repurchase right shall be either (A) delivered in full, or (B) delivered as to such lesser extent which would result in no portion of such severance benefits subject to excise tax under Code Section 4999, whichever of the foregoing amounts, taking into account the applicable federal, state and local income taxes and the excise tax imposed by Code Section 4999, results in the receipt by the Participant on an after-tax basis of the greater amount of acceleration or lapse of repurchase rights benefits, notwithstanding that all or some portion of such benefits may be taxable under Code Section 4999. Any determination required under this Section 13(d) shall be made in writing by the Company's independent accountants, whose determination shall be conclusive and binding for all purposes on the Company and any affected Participant. In the event that
                  (ii)(A) above applies, then the Participant shall be responsible for any excise taxes imposed with respect to such benefits. In the event that (ii)(B) above applies, then each benefit provided hereunder shall be proportionately reduced to the extent necessary to avoid imposition of such excise taxes.

                  (e) CERTAIN DISTRIBUTIONS. In the event of any distribution to the Company's stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per Share of Common Stock covered by each outstanding Option to reflect the effect of such distribution.

         14. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Administrator; provided however that in the case of an Incentive Stock Option, the grant date shall be the later of the date on which the Administrator makes the determination granting such Incentive Stock Option or the date of commencement of the Optionee's employment relationship with the Company. Notice of the determination shall be given to each Employee, Outside Director or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

         15.  AMENDMENT AND TERMINATION OF THE PLAN.

                  (a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend, discontinue or terminate the Plan, but no amendment, alteration, suspension, discontinuance or termination (other than an adjustment made pursuant to Section 13 above) shall be made that would materially and adversely affect the rights of any Optionee under any outstanding grant, without his or her consent. In addition, to the extent necessary and desirable to comply with the Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such as degree as required.

                  (b) EFFECT OF AMENDMENT OR TERMINATION. No amendment or termination of the Plan shall materially and adversely affect Options already granted, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by such Optionee and the Company.

         16. CONDITIONS UPON ISSUANCE OF SHARES. Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law.

         17. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         18. AGREEMENTS. Options shall be evidenced by Option Agreements, respectively, in such form(s) as the Administrator shall from time to time approve.

         19. STOCKHOLDER APPROVAL. If required by the Applicable Laws, continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under the Applicable Laws.

         20. INFORMATION AND DOCUMENTS TO OPTIONEES AND PURCHASERS. Prior to the date, if any, upon which the Common Stock becomes a Listed Security and if required by the Applicable Laws, the Company shall provide financial statements at least annually to each Optionee and to each individual who acquired Shares pursuant to the Plan, during the period such Optionee or purchaser has one or more Options outstanding, and in the case of an individual who acquired Shares pursuant to the Plan, during the period such individual owns such Shares. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

                                 EUROTECH, LTD.
                       2002 CONSOLIDATED STOCK OPTION PLAN
                          NOTICE OF STOCK OPTION GRANT

Optionee: ________________________

         You have been granted an option to purchase Common Stock of Eurotech, Ltd. (the "COMPANY") as follows:

Board Approval Date:

Date of Grant:

Exercise Price Per Share:

Total Number of Shares Granted:

Total Price of Shares Granted:

Type of Option:

Option Term/Expiration Date:

Vesting Commencement Date:

Vesting Schedule:

Termination Period:

Repurchase Right:

By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the Eurotech, Ltd. 2002 Consolidated Stock Option Plan and the Stock Option Agreement, all of which are attached and made a part of this document.

OPTIONEE                                              EUROTECH, LTD.

__________________________                            _______________________

Name:_____________________                            Name:__________________
Address: _________________                            Title:_________________
         _________________
Social Security No.: ______________

--------------------------------------------------------------------------------
                                      PROXY
--------------------------------------------------------------------------------

                                 EUROTECH, LTD.
           PROXY SOLICITED BY EUROTECH, LTD. BY ITS BOARD OF DIRECTORS
             FOR THE SPECIAL SHAREHOLDERS' MEETING ON JUNE 20, 2002

         The undersigned hereby appoints Todd J. Broms, Randolph A. Graves, Jr. and Don V. Hahnfeldt and each of them, as true and lawful agents and proxies with full power of substitution in each, to represent the undersigned in all matters coming before the Special Meeting of Shareholders of EUROTECH, LTD. to be held at the Best Western Inn, 3535 Chain Bridge Road, Fairfax, Virginia 22030-2703, on June 20, 2002 at 10:00 a.m. Eastern Daylight Time, and any adjournment thereof, and to vote as follows:

1.  APPROVAL OF THE NAME CHANGE:
Approval of an amendment to the Company's Articles of Incorporation, as amended, to change the name of the Company from Eurotech, Ltd. to Managedcorp Holdings Inc. (The affirmative vote of a majority of the outstanding shares entitled to vote thereon is required).

        [ ]  VOTE FOR             [ ]  VOTE AGAINST                 [ ]  ABSTAIN

2.  APPROVAL OF INCREASE IN AUTHORIZED SHARES:
Approval of an amendment to the Company's Articles of Incorporation, as amended, increasing the number of authorized shares of the Common Stock of the Company from 100,000,000 to 300,000,000 shares, par value $.00025 per share. (Passage of this proposal requires the affirmative vote of a majority of the outstanding shares entitled to vote thereon).

        [ ]  VOTE FOR             [ ]  VOTE AGAINST                 [ ]  ABSTAIN

3.  APPROVAL OF CHANGE OF STATE OF INCORPORATION:
Approval of the reincorporation of the Company in the State of Delaware (the "Reincorporation"), to be effected pursuant to an Agreement and Plan of Merger, by and between the Company and Managedcorp Holdings Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (the "Delaware Company") pursuant to which the Company will merge with and into the Delaware Company and the Delaware Company will survive the merger. (Passage of this proposal requires the affirmative vote of a majority of the outstanding shares entitled to vote thereon).

        [ ]  VOTE FOR             [ ]  VOTE AGAINST                 [ ]  ABSTAIN

4. APPROVAL OF ISSUANCE OF COMMON STOCK TO WOODWARD, LLC EQUAL TO 20% OR MORE OF THE COMMON STOCK OF THE COMPANY OUTSTANDING ON MARCH 30, 2001: Approval of a proposal that permits the Company to issue to Woodward shares of Common Stock of the Company equal to 20% or more of the Common Stock of the Company outstanding on March 30, 2001. (Passage of this proposal requires the affirmative vote of a majority of the outstanding shares entitled to vote thereon , but 1,333,333 votes cast by Woodward, if that many votes or more are cast by Woodward, will not be considered for determination of this Proposal).

        [ ]  VOTE FOR             [ ]  VOTE AGAINST                 [ ]  ABSTAIN

5. APPROVAL OF ISSUANCE OF COMMON STOCK TO WOODWARD, LLC EQUAL TO 20% OR MORE OF THE COMMON STOCK OF THE COMPANY OUTSTANDING ON FEBRUARY 1, 2002: Approval of a proposal that permits the Company to issue to Woodward shares of Common Stock of the Company equal to 20% or more of the Common Stock of the Company outstanding on February 1, 2002. (Passage of this proposal requires the affirmative vote of a majority of the outstanding shares entitled to vote thereon).

        [ ]  VOTE FOR             [ ]  VOTE AGAINST                 [ ]  ABSTAIN

6. APPROVAL OF ISSUANCE OF COMMON STOCK TO JENKS & KIRKLAND, LTD. EQUAL TO 20% OR MORE OF THE COMMON STOCK OF THE COMPANY OUTSTANDING ON FEBRUARY 22, 2002:
Approval of a proposal that permits the Company to issue to Jenks & Kirkland, Ltd. shares of Common Stock of the Company equal to 20% or more of the outstanding Common Stock of the Company outstanding on February 22, 2002. (Passage of this proposal requires the affirmative vote of a majority of the outstanding shares entitled to vote thereon, but any votes cast by Jenks & Kirkland, Ltd. will not be considered for determination of this Proposal ).

        [ ]  VOTE FOR             [ ]  VOTE AGAINST                 [ ]  ABSTAIN

7.  APPROVAL OF THE 2002 CONSOLIDATED STOCK OPTION PLAN:
Approval of the 2002 Consolidated Stock Option Plan and the reservation of 6,000,000 shares for issuance thereunder. (Passage of this proposal requires the affirmative vote of a majority of the votes cast on this proposal in person or by proxy).

        [ ]  VOTE FOR             [ ]  VOTE AGAINST                 [ ]  ABSTAIN

OTHER MATTERS: in their discretion, to vote with respect to any other matters that may come before the Meeting or any adjournment thereof, including matters incident to its conduct.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER SPECIFIED ABOVE BY THE SHAREHOLDER, TO THE EXTENT CONTRARY SPECIFICATIONS ARE NOT GIVEN, THIS PROXY WILL BE VOTED FOR EVERY PROPOSAL LISTED ABOVE.

                    PLEASE DATE AND SIGN ON THE REVERSE SIDE

         PROXY NUMBER                          NUMBER OF SHARES

PLEASE SIGN EXACTLY AS NAME APPEARS BELOW:

                                   Dated:                            , 2002
                                          ---------------------------

                                                                      Signature
                                   ----------------------------------

                                                                      Signature
                                   ----------------------------------

                                   (Joint Owners should each sign.
                                   Attorneys-in-Fact, Executors,
                                   Administrators, Custodians, Partners
                                   or Corporation Officers should give
                                   full title.)

                     PLEASE DATE, SIGN AND RETURN THIS PROXY
                       IN THE ENCLOSED ENVELOPE PROMPTLY.
             NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES